EXHIBIT 99.2

Regency Centers Corporation

June 30, 2010

Supplemental Information

Investor Relations

Diane Ortolano

One Independent Drive, Suite 114

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer of grocery-anchored and community shopping centers. At June 30, 2010, Regency’s total market capitalization was $5.2 billion.

As of June 30, 2010, the Company owned 398 shopping centers and single tenant properties, including those held in co-investment partnerships. Total gross leasable area (GLA) under management, including tenant-owned square footage was 53.1 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s portfolio is distinguished by attractive demographics and strong retailers. The average household income in the trade area of Regency’s centers is $95,000, 30% higher than the national average. Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target, which drive traffic into its centers. In addition, 79% of the portfolio is leased to national and regional retailers. The quality of the tenant base and the strength of the Company’s tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 201 shopping centers, including those currently in-process, representing an investment at completion of $3.0 billion. At the end of the second quarter of 2010, Regency had 36 projects under development for an estimated total investment at completion of $609.0 million. These in-process developments are 92% funded and 80% leased (90% leased and committed, including tenant-owned square footage).

Regency employs a capital recycling strategy to continue to improve the overall quality of the portfolio. The disposition of assets and an industry-leading co-investment partnership program are integral components of this strategy. The co-investment partnerships provide an embedded market for developments and acquisitions, enabling Regency to generate a growing stream of third-party revenue while profitably growing the portfolio. In the past eight years, capital recycling and co-investment partnerships have enabled Regency to cost effectively fund more than $9.0 billion in investments.

Regency has centers located in the top markets in the country and has 18 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit www.RegencyCenters.com for more information.

Table of Contents

June 30, 2010

Highlights	1

Summary Information:

Definitions	2

Summary Financial Information	3

Summary Real Estate Information	4

Financial Information:

Consolidated Balance Sheets	5

Consolidated Statements of Operations (FFO format)	6

FFO and Other Information	7

Consolidated Statements of Operations (GAAP basis)	9

Summary of Consolidated Debt	10

Summary of Unsecured Public Debt Covenants	12

Summary of Preferred Units and Stock	13

Investment Activity:

Acquisitions, Dispositions and Development Sales	14

Development Information	17

Co-investment Partnerships:

Unconsolidated Investments	19

Unconsolidated Balance Sheets	20

Unconsolidated Statements of Operations	22

Summary of Unconsolidated Debt	24

Real Estate Information:

Leasing Statistics	25

Average Base Rent by State	27

Portfolio Summary Report by Region	29

Significant Tenant Rents	36

Lease Expiration Schedule	38

Forward-Looking Information:

Earnings and Valuation Guidance	40

Reconciliation of FFO to Net Income	41

Highlights

June 30, 2010

Operating Results

(Wholly owned and Regency’s pro-rata share of co-investment partnerships)

For the quarter ended June 30, 2010, same property NOI increased 3.5%. Same property percent leased was 92.8%. Rental lease spreads declined 0.1%.

For the six months ended June 30, 2010, same property NOI increased 1.5%. Same property percent leased was 92.8%. Rental lease spreads increased 0.5%.

Operating Results

(Wholly owned and 100% of co-investment partnerships)

For the quarter ended June 30, 2010, same property NOI increased 2.8%. Same property percent leased was 93.0%. Rental lease spreads declined 0.8%.

For the six months ended June 30, 2010, same property NOI increased 0.7%. Same property percent leased was 93.0%. Rental lease spreads declined 1.1%.

Leasing Activity

During the quarter, 1.5 million square feet of GLA was renewed or newly leased through 426 leasing transactions.

For the six months ended June 30, 2010, 2.7 million square feet of GLA was renewed or newly leased through 777 leasing transactions.

Financial Results

Recurring Funds From Operations for the quarter was $49.1 million, or $0.59 per diluted share. Funds From Operations for the quarter was $48.6 million, or $0.58 per diluted share. Net income attributable to common stockholders for the quarter was $6.8 million, or $0.08 per diluted share.

Development Activity

At quarter end, Regency had 36 projects in process for an estimated net development cost of $609.0 million, an expected return at completion of 5.4% and an expected return at stabilization of 6.9%.

For more information on this development activity, please see page 16.

Acquisition & Disposition Activity

During the second quarter, Regency:

•	Sold one co-investment operating property at a gross sales price of $15.3 million and a cap rate of 8.6%. Regency’s share of the purchase price was $6.1 million.

For more information on these acquisitions & dispositions, please see pages 13-15.

Definitions

June 30, 2010

Development Properties: Properties that Regency acquires and develops, including partially operating properties specifically acquired for redevelopment, and upon sale includes related gains in its calculation of FFO. Once development properties become operating properties, related gains are no longer included in FFO unless it is owned by Regency’s taxable REIT subsidiary (TRS) and developed for the purpose of resale. A property is no longer considered a development property after the end of the third calendar year following stabilization of rent paying occupancy.

Funds From Operations (FFO): FFO is a supplemental earnings measure defined by the National Association of Real Estate Investment Trusts (NAREIT) as net income attributable to common stockholders (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. NAREIT developed FFO as a supplement to net income and as a measure of recurring operating performance for real estate companies (April 2002). NAREIT also clarified that FFO should include the results of discontinued operations, non-recurring amounts (loss impairments, for example) except for those classified as extraordinary under GAAP, and could include certain gains and losses from the sale of undepreciated property with adequate disclosure. Regency includes gains from the sale of land or land it develops (Development Properties) in its calculation of FFO because it considers those items to be significant recurring operating amounts included in its financial results. To the extent that development sales to co-investment partnerships are impacted by the Restricted Gain Method, Regency adds back the additional gain deferral except for that amount of the ownership it has retained in the development sold.

Recurring Funds From Operations (Recurring FFO): Recurring FFO is defined as funds from operations excluding the impact of gains from the sale of development and outparcels, net of related taxes and dead deal costs, provisions for impairment, gains and losses from the early extinguishment of debt and preferred stock, restructuring charges, non-recurring transaction fees and promotes, and other one-time items.

Summary Financial Information

June 30, 2010

	Three Months Ended		Year to Date
Financial Results	2010	2009	2010	2009

Net income (loss) attributable to common stockholders	$6,752,150	($17,179,989)	$19,121,120	$2,382,988
Basic EPS	$0.08	($0.23)	$0.23	$0.03
Diluted EPS	$0.08	($0.23)	$0.23	$0.03
Diluted EPS per share growth rate	NA		666.7%

Funds from Operations for common stockholders	$48,548,132	$19,190,085	$97,154,831	$74,170,970
FFO per share - Basic	$0.59	$0.25	$1.19	$1.00
FFO per share - Diluted	$0.58	$0.24	$1.17	$1.00
Diluted FFO per share growth rate	141.7%		17.0%

Recurring Funds from Operations for common stockholders	$49,099,643	$48,008,721	$101,431,629	$101,169,059
Recurring FFO per share - Diluted	$0.59	$0.62	$1.22	$1.36
Diluted Recurring FFO per share growth rate	-4.5%		-10.7%

Dividends paid per share and unit	$0.463	$0.463	$0.925	$1.188
Payout ratio of Diluted FFO per share	79.7%	192.7%	79.1%	118.8%

Interest Coverage Ratios
Interest only	2.8	2.6	2.9	2.7
Capitalized interest	$1,243,639	$5,559,296	$3,323,412	$11,917,977
Fixed Charge (Regency only)	2.3	2.1	2.3	2.2
Fixed Charge (with pro-rata share of partnerships)	2.1	1.9	2.0	2.0

Capital Information	6/30/10	YTD Change	12/31/09	12/31/08

Closing common stock price per share	$34.40	($0.66)	$35.06	$46.70
Shareholder Return (assumes no reinvestment of dividends)	0.8%

Common Shares and Equivalents Outstanding	82,047,086	39,579	82,007,507	70,504,881

Market equity value of Common and Convertible shares	$2,822,420	($52,763)	$2,875,183	$3,292,578
Non-Convertible Preferred Units and shares	325,000	—	325,000	325,000
Outstanding debt (000’s)	$2,015,247	$128,867	$1,886,380	$2,135,571
Total market capitalization (000’s)	$5,162,667	$76,103	$5,086,563	$5,753,149
Debt to Total Market Capitalization	39.0%	1.9%	37.1%	37.1%

Total real estate at cost before depreciation (000’s)	$4,383,130	$125,224	$4,257,906	$4,425,896
Total assets at cost before depreciation (000’s)	$4,695,467	$99,497	$4,595,970	$4,696,971
Debt to Total Assets before Depreciation	42.9%	1.9%	41.0%	45.5%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	81,857,922	318,626	81,539,296	70,036,670
Exchangeable O.P. Units held by noncontrolling interests	189,164	(279,047)	468,211	468,211

Common Shares and Equivalents Issued and Outstanding	82,047,086	39,579	82,007,507	70,504,881

Wtd Average Diluted Shares for FFO per share	83,178,627	77,577,231	82,954,572	73,817,195
Treasury method shares related to fwd equity offering included above	1,522,429	—	1,304,605	—

Summary Real Estate Information

June 30, 2010

Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

	6/30/10	3/31/10	6/30/09	3/31/09
Gross Leasable Area (GLA)	29,618,371	29,659,773	29,444,233	29,709,825
GLA including anchor-owned stores	35,743,243	35,754,186	35,718,793	36,122,324
% leased - Operating and development properties	91.7%	91.5%	90.7%	90.6%
% leased - Operating properties only	92.8%	92.8%	93.0%	93.3%
% leased - Same properties only	92.8%	92.7%	93.2%	93.5%
Average % leased - Same properties only	92.8%	92.8%	93.4%	93.6%
Rental rate growth - YTD (1)	0.5%	1.1%	-1.6%	0.9%
Same property NOI growth - YTD	1.5%	-0.3%	-6.3%	-2.0%
Same property NOI growth without termination fees - YTD	-1.0%	-4.8%	-6.4%	-2.2%
Same property NOI growth without termination fees or provision for doubtful accounts - YTD	-2.5%	-2.7%	-4.7%	-2.2%

Wholly Owned and 100% of Co-investment Partnerships

	6/30/10	3/31/10	6/30/09	3/31/09
Gross Leasable Area (GLA)	45,065,551	45,169,007	46,267,519	46,786,906
GLA including anchor-owned stores	53,135,368	53,208,365	54,682,877	55,340,204
GLA under development	2,586,933	2,998,180	3,926,433	4,449,212
Number of retail shopping centers	398	399	409	413
Number of centers under development (excluding expansions)	34	36	41	45
Number of grocery-anchored shopping centers	325	326	330	330
% leased - Operating and development properties	92.3%	92.1%	91.8%	91.8%
% leased - Operating properties only	93.0%	93.0%	93.3%	93.6%
% leased - Same properties only	93.0%	92.9%	93.4%	93.7%
Average % leased - Same properties only	93.0%	93.1%	93.7%	93.9%
Rental rate growth - YTD (1)	-1.1%	-1.5%	-0.6%	0.7%
Same property NOI growth - YTD	0.7%	-1.2%	-6.0%	-1.7%
Same property NOI growth without termination fees - YTD	-1.1%	-4.3%	-6.2%	-2.1%
Same property NOI growth without termination fees or provision for doubtful accounts - YTD	-2.0%	-2.5%	-4.2%	-1.5%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

June 30, 2010 and December 31, 2009 and 2008

	2010	2009	2008
Assets
Real estate investments at cost:
Land, building and improvements	$3,219,015,206	2,993,704,413	2,897,155,188
Properties in development	714,700,906	920,426,744	1,078,885,554

	3,933,716,112	3,914,131,157	3,976,040,742
Less: accumulated depreciation	672,342,415	622,163,237	554,595,228

	3,261,373,697	3,291,967,920	3,421,445,514
Operating properties held for sale	—	17,562,973	66,446,995
Investments in real estate partnerships	449,413,480	326,211,897	383,407,938

Net real estate investments	3,710,787,177	3,635,742,790	3,871,300,447

Cash and cash equivalents	106,433,016	99,477,017	21,533,019
Accounts receivable, net of allowance for uncollectible accounts	31,878,347	40,871,064	66,201,397
Straight line rent receivables, net of reserves	41,440,107	39,292,481	37,595,112
Notes receivable	36,814,125	37,753,438	31,438,066
Deferred costs, net of accumulated amortization	58,115,242	58,376,461	57,476,785
Acquired lease intangible assets, net of accumulated amortization	8,784,164	10,007,309	12,902,821
Other assets	28,873,544	52,285,954	43,927,668

Total assets	$4,023,125,722	3,973,806,514	4,142,375,315

Liabilities and Equity
Liabilities:
Notes payable	$2,015,247,012	1,886,380,298	1,837,904,495
Unsecured credit facilities	—	—	297,666,667

Total notes payable	2,015,247,012	1,886,380,298	2,135,571,162

Accounts payable and other liabilities	98,808,705	99,144,898	141,395,128
Derivative instruments, at fair value	28,278,952	28,363,231	83,690,668
Acquired lease intangible liabilities, net of accumulated accretion	5,058,896	5,895,885	7,864,832
Tenants’ security and escrow deposits	10,565,264	10,627,805	11,571,209

Total liabilities	2,157,958,829	2,030,412,117	2,380,092,999

Equity:
Stockholder’s Equity:
Preferred stock	275,000,000	275,000,000	275,000,000
Common stock, $.01 par	818,579	815,393	756,349
Additional paid in capital, net of treasury stock	2,033,313,290	2,022,670,478	1,666,849,877
Accumulated other comprehensive loss	(73,949,691)	(49,973,134)	(90,688,873)
Distributions in excess of net income	(429,797,758)	(373,345,394)	(155,056,788)

Total stockholders’ equity	1,805,384,420	1,875,167,343	1,696,860,565

Noncontrolling Interests:
Preferred units	49,157,977	49,157,977	49,157,977
Exchangeable operating partnership units	(214,777)	7,320,848	8,283,914
Limited partners’ interest in consolidated partnerships	10,839,273	11,748,229	7,979,860

Total noncontrolling interests	59,782,473	68,227,054	65,421,751

Total equity	1,865,166,893	1,943,394,397	1,762,282,316

Total liabilities and equity	$4,023,125,722	3,973,806,514	4,142,375,315

Ratios	2010	2009	2008
Debt to real estate assets, before depreciation	46.0%	44.3%	48.3%
Debt to total assets, before depreciation	42.9%	41.0%	45.5%
Debt to total assets, before depreciation and including prorata share of JV’s (note a)	47.0%	45.9%	50.0%
Debt + preferred to total assets, before deprec. and incl. prorata share of JV’s	52.7%	51.9%	55.8%
Unsecured assets to total real estate assets (wholly owned only)	83.2%	81.6%	87.5%
Unsecured NOI to total NOI (wholly owned only)	81.7%	79.5%	86.8%

(a)	debt ratio would be 46.0% if current cash balances were used to reduce outstanding debt

Consolidated Statements of Operations

For the Periods Ended June 30, 2010 and 2009

(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)

	Three Months Ended		Year to Date
	2010	2009	2010	2009
Real Estate Revenues:
Minimum rent	$86,109,230	87,272,112	$172,732,402	175,318,006
Percentage rent	263,494	307,493	623,604	1,007,478
Recoveries from tenants	23,752,300	21,324,352	47,933,691	44,982,639
Termination Fees	599,626	742,326	5,135,875	1,030,169
Other income	1,218,298	1,298,127	3,080,927	2,827,802

	111,942,948	110,944,410	229,506,499	225,166,094

Real Estate Operating Expenses:
Operating and maintenance	17,301,557	15,696,998	35,063,581	31,895,885
Provision for doubtful accounts	82,010	4,768,519	2,360,923	5,269,048
Real estate taxes	14,460,370	14,360,975	29,054,041	28,941,666

	31,843,937	34,826,492	66,478,545	66,106,599

Net Operating Income	80,099,011	76,117,918	163,027,954	159,059,495

Fees, Development and Outparcel Gains:
Asset management fees	1,771,933	2,043,820	3,179,839	4,642,480
Property management fees	3,892,099	3,674,781	7,843,870	7,615,035
Transaction fees	2,593,828	—	2,593,828	—
Leasing commissions and other fees	1,260,799	1,179,595	2,831,832	2,397,323
Development gains	(7,308)	18,675	31,148	3,986,520
Gain on sale of outparcels	68,667	—	441,855	—
Dead deal and Acquisition costs	(612,048)	(148,384)	(766,909)	(298,140)
Provision for income tax (expense)	(75,675)	—	(101,155)	240,943

	8,892,295	6,768,487	16,054,308	18,584,161

Other Operating Expense (Income):
General and administrative	14,638,316	9,292,269	28,373,611	25,176,596
Franchise taxes	395,437	780,914	840,261	1,109,463
Depreciation and amortization (including FF&E)	31,499,014	29,876,654	62,832,190	57,958,983
Interest expense, net	30,634,822	25,639,609	59,763,298	52,157,871
(Gain) loss on sale of operating properties including taxes	318,155	—	(6,876,493)	132,657
Deferred gains under the Restricted Gain Method	—	—	—	—
Provision for impairment - wholly owned properties	—	2,369,217	—	2,369,217
Hedge ineffectiveness (a)	578,938	—	922,397	—

	78,064,682	67,958,663	145,855,264	138,904,787

Equity in Income (Loss) of Unconsolidated Partnerships:
Operating income (loss)	2,789,497	(1,316,345)	2,510,880	(640,219)
Gain on sale of operating properties	932,653	666	932,653	1,226,317
Provision for impairment - JV properties	(1,940,037)	(24,897,378)	(5,553,168)	(24,897,378)

	1,782,113	(26,213,057)	(2,109,635)	(24,311,280)

Net Income (Loss)	12,708,737	(11,285,315)	31,117,363	14,427,589

Noncontrolling Interests:
Preferred units	931,248	931,248	1,862,496	1,862,496
Exchangeable operating partnership units	26,905	(92,204)	120,766	71,491
Limited partners’ interest in consolidated partnerships	79,643	136,839	175,399	273,032

Net Income Attributable to Noncontrolling Interests	1,037,796	975,883	2,158,661	2,207,019

Net Income (Loss) Attributable to Controlling Interests	11,670,941	(12,261,198)	28,958,702	12,220,570

Preferred Stock Dividends	4,918,791	4,918,791	9,837,582	9,837,582

Net Income (Loss) Attributable to Common Stockholders	$6,752,150	(17,179,989)	$19,121,120	2,382,988

These Consolidated Statements of Operations are not accordance with GAAP because they do not reflect discontinued operations in accordance with FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report who wish to understand the Company’s operations without reclassifying sales of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

(a)	Hedge ineffectiveness is a charge to earnings related to an over-hedged position as a result of changing our assumptions of future debt issues. As a result of completing the $246 million forward equity offering in December 2009, we revised our assumptions delaying a portion of expected debt issuance into 2011.

Funds From Operations (FFO) and Other Information

For the Periods Ended June 30, 2010 and 2009

	Three Months Ended		Year to Date
	2010	2009	2010	2009

Reconciliation of Net income (loss) to Funds from Operations

Net income (loss) attributable to common stockholders	$6,752,150	(17,179,989)	$19,121,120	2,382,988
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization - consolidated real estate	26,809,746	23,612,708	53,197,021	46,966,517
Depreciation and amortization - unconsolidated partnerships	12,082,785	9,208,289	25,286,344	18,718,834
Consolidated JV partners’ share of depreciation	(133,332)	(133,684)	(271,283)	(273,331)
Amortization of leasing commissions and intangibles	3,624,376	3,775,632	7,510,009	7,398,132
(Gain) loss on sale of operating properties, including JV’s	(614,498)	(667)	(7,809,146)	(1,093,661)
Income deferrals under the Restricted Gain Method for GAAP	—	—	—	—
Noncontrolling interest of exchangeable partnership units	26,905	(92,204)	120,766	71,491

Funds From Operations (a)	$48,548,132	19,190,085	$97,154,831	74,170,970

Reconciliation of FFO to Recurring FFO

Funds from operations	$48,548,132	19,190,085	$97,154,831	74,170,970
Adjustments to reconcile to Recurring Funds from Operations:
Development and outparcel gains, net of dead deal costs and tax	626,364	129,709	395,061	(3,929,323)
Provision for impairment	1,940,037	28,688,927	5,553,168	28,688,927
Provision for hedge ineffectiveness	578,938	—	922,397	—
Loss (gain) on early debt extinguishment	—	—	—	—
Restructuring charges	—	—	—	2,238,485
Transaction fees and promotes	(2,593,828)	—	(2,593,828)	—

Recurring Funds From Operations (a)	$49,099,643	48,008,721	$101,431,629	101,169,059

FFO Per Share Reconciliation (Diluted):

Net income (loss) attributable to common stockholders	$0.08	$(0.23)	$0.23	$0.03
Adjustments to reconcile to Funds from Operations per share:
Depreciation and amortization - consolidated real estate	0.32	0.30	0.64	0.63
Depreciation and amortization - unconsolidated partnerships	0.15	0.12	0.30	0.25
Consolidated JV partners’ share of depreciation	(0.00)	(0.00)	(0.00)	(0.00)
Amortization of leasing commissions and intangibles	0.04	0.05	0.09	0.10
Gain on sale of operating properties	(0.01)	(0.00)	(0.09)	(0.01)
Gain deferrals under the Restricted Gain Method	—	—	—	—

Funds From Operations	$0.58	$0.24	$1.17	$1.00

Reconciliation of FFO to Recurring FFO

Funds from operations	$0.58	$0.24	$1.17	$1.00
Adjustments to reconcile to Recurring Funds from Operations:
Development and outparcel gains, net of dead deal costs and tax	0.01	0.00	0.00	(0.05)
Provision for impairment loss	0.02	0.38	0.07	0.38
Provision for hedge ineffectiveness	0.01	—	0.01	—
Loss (gain) on early debt extinguishment	—	—	—	—
Restructuring charges	—	—	—	0.03
Transaction fees and promotes	(0.03)	—	(0.03)	—

Funds From Operations - Recurring	$0.59	$0.62	$1.22	$1.36

(a)	See the definition of Funds from Operations and Recurring Funds from Operations included on page 2 of this supplemental report.

Additional Disclosures

For the Periods Ended June 30, 2010 and 2009

	Three Months Ended		Year to Date
	2010	2009	2010	2009

Additional Disclosures:

Straight-line rental income, net of reserve	$1,374,808	(405,137)	$2,364,943	874,348
Above- and below- market rent amortization	338,569	458,374	776,868	939,560
Pro-rata share of JV straight-line rental income, net	520,055	(83,422)	839,071	174,038
Pro-rata share of JV above- and below- mkt rent amortization	547,447	604,681	1,126,460	1,154,266

Debt premium amortization income	$(13,303)	31,966	$18,663	63,932
FFO impairment losses including pro-rata share of JV’s	1,940,037	28,688,927	5,553,168	28,688,927
Hedge ineffectiveness charged against net income	578,938	—	922,397	—
Stock based compensation expense	1,770,080	1,859,723	3,532,054	3,391,490
Capitalized direct leasing compensation costs	2,075,001	3,003,171	4,150,002	6,006,342
Capitalized direct development compensation costs	282,405	3,364,177	805,613	5,435,381

Fees earned from 3rd parties as reported for GAAP	$9,518,659	6,898,196	$16,449,369	14,654,838
Fees earned from 3rd parties, excluding REG owned portion	8,105,212	5,799,016	13,635,722	12,414,581

Components of same property NOI (wholly owned and Regency’s pro-rata share of co-investment partnerships):
Revenues	$128,035,362	126,892,824	$262,137,786	257,637,686
Expenses	36,645,113	38,566,802	76,413,184	74,716,957

Same property NOI	$91,390,249	88,326,022	$185,724,602	182,920,730

Capital Expenditures (non-revenue enhancing only):

Leasing commissions - consolidated properties	$2,162,438	2,156,453	$5,588,943	4,418,014
Tenant improvements - consolidated properties	1,104,650	1,482,177	2,522,157	2,316,042
Building improvements - consolidated properties	2,308,144	1,508,219	3,247,233	2,550,814

Pro-rata share of unconsolidated leasing commissions	$585,563	529,822	$887,043	871,542
Pro-rata share of unconsolidated tenant improvements	291,642	175,443	540,834	392,120
Pro-rata share of unconsolidated building improvements	443,986	350,467	838,282	484,185

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended June 30, 2010 and 2009

	Three Months Ended		Year to Date
	2010	2009	2010	2009
Revenues:
Minimum rent	$86,109,230	85,499,458	$172,537,380	171,689,534
Percentage rent	263,494	307,493	623,604	1,007,478
Recoveries from tenants and other income	25,708,825	22,588,577	56,358,140	47,655,891
Management, transaction, and other fees	9,518,659	6,898,196	16,449,369	14,654,838

Total revenues	121,600,208	115,293,724	245,968,493	235,007,741

Operating Expenses:
Depreciation and amortization	31,499,014	29,620,800	62,829,940	57,473,432
Operating and maintenance	17,279,002	15,396,000	34,927,911	31,188,927
General and administrative	14,638,316	9,292,269	28,373,611	25,176,596
Real estate taxes	14,417,672	14,004,934	28,950,825	28,153,041
Provision for doubtful accounts	54,733	4,730,576	2,409,602	5,231,105
Other expenses	1,081,733	929,298	1,688,488	1,217,535

Total operating expenses	78,970,470	73,973,878	159,180,377	148,440,637

Other Expense (Income):
Interest expense, net of interest income	30,634,822	25,639,609	59,763,503	52,157,871
(Gain) loss on sale of operating properties and properties in development	225,746	—	(564,995)	—
Provision for impairment	—	2,369,217	—	2,369,217
Loss on early debt extinguishment	—	—	—	—
Loss on derivative instruments	578,938	—	922,397	—

Total other expense (income)	31,439,506	28,008,826	60,120,905	54,527,088

Income before equity in income (loss) of investments in real estate partnerships	11,190,232	13,311,021	26,667,211	32,040,017
Equity in income (loss) of investments in real estate partnerships	1,782,113	(26,213,057)	(2,109,635)	(24,311,280)

Income (loss) from continuing operations	12,972,345	(12,902,036)	24,557,576	7,728,737

Discontinued Operations, net:
Operating income (loss)	(230,983)	1,598,046	(204,812)	2,794,115
Gain (loss) on sale of properties	(32,625)	18,675	6,764,599	3,904,737

Income (loss) from discontinued operations	(263,608)	1,616,721	6,559,787	6,698,852

Net income (loss)	12,708,737	(11,285,315)	31,117,363	14,427,589

Noncontrolling Interests:
Preferred units	(931,248)	(931,248)	(1,862,496)	(1,862,496)
Exchangeable operating partnership units	(26,905)	92,204	(120,766)	(71,491)
Limited partners’ interests in consolidated partnerships	(79,643)	(136,839)	(175,399)	(273,032)

Net income attributable to noncontrolling interests	(1,037,796)	(975,883)	(2,158,661)	(2,207,019)

Net income (loss) attributable to controlling interests	11,670,941	(12,261,198)	28,958,702	12,220,570

Preferred stock dividends	(4,918,791)	(4,918,791)	(9,837,582)	(9,837,582)

Net income (loss) attributable to common stockholders	$6,752,150	(17,179,989)	$19,121,120	2,382,988

These consolidated statements of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt

June 30, 2010 and December 31, 2009

Total Debt Outstanding:	6/30/10	12/31/09
Mortgage loans payable:
Fixed rate secured loans	$375,316,926	398,820,411
Variable rate secured loans	8,821,196	5,595,579
Unsecured debt offering fixed rate	1,631,108,890	1,481,964,308

Total	$2,015,247,012	1,886,380,298

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Public Debt	Total
2010	$2,535,985	7,384,892	140,461,000	150,381,877
2011	4,836,849	15,645,632	193,486,000	213,968,481
2012	5,105,465	—	250,000,000	255,105,465
2013	4,978,597	16,350,439	—	21,329,036
2014	4,380,046	15,653,177	150,000,000	170,033,223
2015	3,136,469	46,250,768	350,000,000	399,387,237
2016	2,624,442	14,161,144	—	16,785,586
2017	1,883,140	75,510,745	400,000,000	477,393,885
2018	1,208,718	57,357,574	—	58,566,292
2019	—	106,000,000	—	106,000,000
>10 years	—	—	150,000,000	150,000,000
Net unamortized debt discount		(865,959)	(2,838,110)	(3,704,069)

	$30,689,711	353,448,411	1,631,108,890	2,015,247,012

Percentage of Total Debt:			6/30/10	12/31/09
Fixed			99.6%	99.7%
Variable			0.4%	0.3%

Current Average Interest Rates:(1)
Fixed			6.3%	6.4%
Variable			4.6%	5.3%
Effective Interest Rate			6.3%	6.4%

(1) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed			April 29, 2015	November 11, 2014
Variable			March 22, 2013	March 15, 2014

Summary of Consolidated Debt

June 30, 2010 and December 31, 2009

Lender:	Secured Property	Rate	Maturity	6/30/10	12/31/09
Fixed Rate Loans:
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	4/1/10	$—	9,698,306
Principal Global Investors	Anastasia Plaza	4.440%	5/1/10	—	4,480,000
Principal Global Investors	Shoppes @ 104	4.440%	5/1/10	—	7,000,000
Debt Offering	Unsecured	8.450%	9/1/10	130,457,091	130,445,364
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,148,542	5,231,192
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,340,246	2,377,814
Debt Offering	Unsecured	7.950%	1/15/11	173,473,709	173,461,417
Wells Fargo	Market at Opitz Crossing	7.300%	3/1/11	11,414,025	11,517,074
Debt Offering	Unsecured	7.250%	12/12/11	19,981,266	19,975,017
Debt Offering	Unsecured	6.750%	1/15/12	249,941,744	249,923,348
PNC Bank	Gateway Shopping Center	7.110%	5/1/13	18,891,786	19,296,330
TIAA	Northgate Square	5.640%	1/10/14	6,270,195	6,364,464
Debt Offering	Unsecured	4.950%	4/15/14	149,857,733	149,838,764
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	7/1/14	8,192,934	8,373,196
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	1/1/15	7,904,175	8,018,769
United of Omaha Life Insurance Co.	Fleming Island	7.400%	2/5/15	1,472,699	1,602,475
Escrow Bank, USA	Twin City Plaza	5.650%	4/6/15	42,788,275	43,085,017
Debt Offering	Unsecured	5.250%	8/1/15	349,749,998	349,725,002
Municipal Tax Bonds Payable	Friars Mission Center	7.600%	9/2/15	703,869	703,869
GMAC	Naples Walk	6.150%	8/11/16	17,058,004	17,251,452
Jefferson Pilot	Peartree Village	8.400%	6/1/17	9,724,292	9,926,759
Allianz Life Insurance Company of N. A.	4S Commons Town Center	6.000%	6/10/17	62,500,000	62,500,000
Debt Offering	Unsecured	5.875%	6/15/17	398,690,088	398,595,396
Metropolitan Life Insurance Company	Corkscrew Village	6.170%	8/1/17	8,994,445	9,096,183
TIAA	Westchase	5.520%	7/10/18	8,413,198	8,526,187
Guardian Life Insurance Company	Amerige Heights Town Center	6.130%	12/1/18	17,000,000	17,000,000
Guardian Life Insurance Company	El Cerrito Plaza	6.380%	12/1/18	41,366,201	41,618,622
Allianz Life Insurance Company of N. A.	Tassajara Crossing	7.750%	7/10/19	19,800,000	19,800,000
Allianz Life Insurance Company of N. A.	Plaza Hermosa	7.750%	7/10/19	13,800,000	13,800,000
Allianz Life Insurance Company of N. A.	Sequoia Station	7.750%	7/10/19	21,100,000	21,100,000
Allianz Life Insurance Company of N. A.	Mockingbird Common	7.750%	7/10/19	10,300,000	10,300,000
Allianz Life Insurance Company of N. A.	Sterling Ridge	7.750%	7/10/19	13,900,000	13,900,000
Allianz Life Insurance Company of N. A.	Frisco Prestonbrook	7.750%	7/10/19	6,800,000	6,800,000
Allianz Life Insurance Company of N. A.	Wellington Town Square	7.750%	7/10/19	12,800,000	12,800,000
Allianz Life Insurance Company of N. A.	Berkshire Commons	7.750%	7/10/19	7,500,000	7,500,000
Debt Offering	Unsecured	6.000%	6/15/20	148,957,263	—
Net unamortized discounts on assumed debt of acquired properties				(865,959)	(847,297)

Total Fixed Rate Debt				$2,006,425,817	$1,880,784,719

Variable Rate Loans:
PNC Bank	Seminole Shoppes	LIBOR + 3.00%	9/2/11	$4,369,592	$991,975
US Bank	Kroger New Albany Center	LIBOR + 3.80%	10/1/14	4,451,603	4,603,603

Total Variable Rate Debt				$8,821,195	$5,595,579

Total				$2,015,247,012	$1,886,380,298

Summary of Unsecured Public Debt Covenants

June 30, 2010

	Required			3/31/10	12/31/09	9/30/09	6/30/09
Fair Market Value Calculation Method Covenants(a)
Total Consolidated Debt to Total Consolidated Assets	≤	65%		35%	34%	42%	43%
Secured Consolidated Debt to Total Consolidated Assets	≤	40%		7%	7%	8%	6%
Consolidated Income for Debt Service to Consolidated Debt Service	≥	1.5	x	2.6	2.5	2.5	2.7
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>	150%		309%	310%	250%	241%

Historical Cost Basis Covenants (a)
Total Consolidated Debt to Total Undepreciated Assets	≤	60%		40%	39%	41%	39%
Secured Consolidated Debt to Total Undepreciated Assets	≤	40%		9%	8%	8%	6%
Consolidated Income for Debt Service to Consolidated Debt Service	≥	1.5	x	2.6	2.5	2.5	2.7
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>	150%		262%	263%	240%	243%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company’s most recent Form 10-Q or Form 10-K filing.

(a)

For a complete listing of all Debt Covenant related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Summary of Preferred Units and Stock

June 30, 2010

	Distribution	Issuance	Callable	Exchangeable	Par	Current	Issuance
	Rate	Date	Date	Date (1)	Value	Balance	Costs
Preferred Units:

Series D	7.45%	9/29/1999	9/29/2009	1/1/2014	$50,000,000	49,157,977	842,023

Preferred Stock:

Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

June 30, 2010

Property Name	Co-investment Partner	City/State	Total GLA	Purchase Price	Regency’s Share	Yield	Anchor Tenant

Consolidated:
Mar-10 Increase investment in GRI-JV to 40% from 25%			NA	$239,717,622	$239,717,622	9.6%

Total			0	$239,717,622	$239,717,622	9.6%

Unconsolidated:

Acquisitions from 3rd Parties:
Mar-10 Providence Commons	CalSTRS	Charlotte, NC	191,301	$30,886,500	$7,721,625	8.9%	Harris Teeter, Lowe’s

Total			191,301	$30,886,500	$7,721,625	8.9%

Regency Contributions:
None			0	$0	$0	0.0%

Total			0	$0	$0	0.0%

Total Acquisitions from 3rd Parties			191,301	$270,604,122	$247,439,247	9.6%

Total Acquisitions including Regency Contributions			191,301	$270,604,122	$247,439,247	9.6%

Partnership with CalSTRS - Regency owns 25%

Operating Property Dispositions

June 30, 2010

Date	Property Name	Co-investment Partner	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor Tenant

Consolidated:
Jan-10 Santa Ana Downtown Plaza			Santa Ana, CA	100,306	$17,250,000	$17,250,000	8.9%	Food 4 Less

				100,306	$17,250,000	$17,250,000	8.9%

Unconsolidated:
Apr-10 Memorial Collections		GRI	Houston, TX	103,330	$15,325,000	$6,130,000	8.6%	Randall’s

				103,330	$15,325,000	$6,130,000	8.6%

Total Dispositions				203,636	$32,575,000	$23,380,000	8.8%

Partnership with GRI - Regency owns 40%

Development Sales

June 30, 2010

Date	Property Name	Co-investment Partner	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant

Sales to Co-investment Partnerships:

None				0	$0	$0	0.0%	—

				0	$0	$0	0.0%

Sales to Third Parties:
Feb-10 Highland Crossing			Highland, CA	45,000	$9,215,000	$9,215,000	9.4%	LA Fitness

				45,000	$9,215,000	$9,215,000	9.4%

Total Development Sales				45,000	$9,215,000	$9,215,000	9.4%

Development Status Report

June 30, 2010

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Net Costs to Complete (1)	Stabilized Yield	Completion Yield (2)	Completion Year Yield Qtr/Year	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
In-Process:
Shoppes at Fairhope Village	AL	Mobile	Publix	07/01/09	$16,200,343	$(261,038)	7.4%	6.2%	Q2 - 2012	84,740	76%	84,740	76%
Applegate Ranch Shopping Center	CA	Merced	Wal-Mart, Target	08/01/08	37,815,400	(229,596)	5.0%	3.4%	Q2 - 2011	144,444	71%	464,136	91%
Golden Hills Promenade	CA	San Luis Obispo-Paso Robles	Lowe’s	11/01/09	33,013,195	673,285	4.4%	3.7%	Q4 - 2012	216,846	91%	216,846	91%
Indio Towne Center	CA	Riverside-San Bernardino- Ontario	WinCo Foods	09/01/08	41,437,490	1,184,157	5.4%	2.6%	Q4 - 2011	132,682	55%	368,516	84%
Jefferson Square	CA	Riverside-San Bernardino- Ontario	Fresh & Easy	03/01/11	9,356,119	(1,975,771)	5.0%	2.7%	Q2 - 2012	38,013	75%	38,013	75%
Paseo Del Sol	CA	Santa Barbara-Santa Maria- Goleta	Whole Foods	10/01/09	32,299,154	2,917,672	6.8%	6.8%	Q4 - 2012	49,680	86%	49,680	86%
Plaza Rio Vista	CA	Riverside-San Bernardino- Ontario	Stater Bros.	05/01/08	18,719,502	416,180	6.9%	4.0%	Q2 - 2011	67,622	84%	67,622	84%
Vine at Castaic	CA	Los Angeles-Long Beach- Santa Ana	NA	10/01/07	10,105,465	229,594	6.9%	4.3%	Q3 - 2010	27,314	68%	30,814	71%
Centerplace of Greeley III	CO	Greeley	Best Buy, Sports Authority	09/01/08	16,297,150	(1,084,548)	8.1%	6.3%	Q4 - 2011	94,090	81%	94,090	81%
Falcon Highlands Marketplace	CO	Colorado Springs	Wal-Mart	08/01/07	4,062,368	(137,108)	10.2%	6.6%	Q3 - 2010	22,491	72%	206,796	97%
NorthGate Village	CO	Greeley	King Soopers	03/01/11	5,331,053	2,216,196	9.1%	9.1%	Q4 - 2013	19,376	5%	139,912	87%
Shops at Quail Creek	CO	Boulder	King Soopers	05/01/09	7,325,932	(256,673)	11.4%	10.1%	Q2 - 2012	37,585	69%	137,429	92%
Caligo Crossing	FL	Miami-Fort Lauderdale- Miami Beach	Kohl's	10/01/08	6,709,434	251,983	8.1%	8.1%	Q4 - 2011	10,763	75%	108,928	98%
First Street Village	FL	Cape Coral-Fort Myers	Publix	11/01/07	11,432,406	(2,020,072)	7.1%	4.8%	Q4 - 2010	54,926	89%	54,926	89%
Hibernia Plaza	FL	Jacksonville	Walgreens	11/01/07	1,557,508	139,756	7.7%	0.5%	Q4 - 2010	8,400	33%	23,220	76%
Nocatee Town Center	FL	Jacksonville	Publix	02/01/10	14,192,680	(4,704,035)	7.5%	5.9%	Q1 - 2013	69,679	88%	69,679	88%
Oakleaf Plaza	FL	Jacksonville	Publix	09/01/07	10,506,270	(2,226,203)	9.7%	4.8%	Q3 - 2010	73,717	79%	88,537	83%
Seminole Shoppes	FL	Jacksonville	Publix	08/01/10	13,253,532	2,138,547	9.5%	9.5%	Q3 - 2013	78,240	79%	78,240	79%
Suncoast Crossing Ph I	FL	Tampa-St. Petersburg- Clearwater	Kohl’s	10/01/08	8,891,779	(236,690)	6.9%	3.2%	Q4 - 2011	108,434	92%	108,434	92%
Suncoast Crossing Ph II	FL	Tampa-St. Petersburg- Clearwater	Target	08/01/09	7,069,962	97,768	3.4%	1.9%	Q3 - 2012	9,451	15%	151,649	95%
Airport Crossing	IN	Chicago-Naperville-Joliet	Kohl's	10/01/07	2,685,323	(678,728)	6.2%	6.2%	Q1 - 2011	11,924	66%	101,835	96%
Walton Towne Center	KY	Cincinnati-Middletown	Kroger	11/01/08	6,273,406	(744,447)	8.0%	5.5%	Q4 - 2011	23,186	82%	139,618	97%
Shops at Saugus	MA	Boston-Cambridge-Quincy	PetSmart, La- Z-Boy	08/01/08	35,701,401	506,212	6.6%	6.3%	Q2 - 2011	90,055	92%	90,055	92%
Village at Lee Airport	MD	Baltimore-Towson	Giant	12/01/10	23,585,578	15,517,954	8.0%	8.0%	Q4 - 2013	95,002	86%	95,002	86%
State Street Crossing	MI	Ann Arbor	Wal-Mart	10/01/09	7,792,326	(165,812)	6.7%	2.5%	Q2 - 2011	21,049	60%	168,540	95%
Harris Crossing	NC	Raleigh-Cary	Harris Teeter	03/01/11	9,662,405	2,914,950	7.6%	7.6%	Q4 - 2012	65,367	87%	65,367	87%
Market at Colonnade	NC	Raleigh-Cary	Whole Foods	03/01/11	16,010,885	10,250,336	8.6%	8.5%	Q4 - 2013	57,000	70%	57,000	70%
Middle Creek Commons	NC	Raleigh-Cary	Lowes Foods	11/01/07	12,283,256	(273,347)	9.6%	8.1%	Q4 - 2010	73,634	93%	73,634	93%
Deer Springs Town Center	NV	Las Vegas-Paradise	Target, Home Depot	03/01/09	82,219,225	2,780,967	5.0%	3.6%	Q1 - 2012	330,952	79%	463,312	85%
Lower Nazareth Commons	PA	Allentown-Bethlehem- Easton	Target, Sports Authority	08/01/09	26,970,346	(856,372)	6.6%	6.6%	Q3 - 2012	65,367	89%	198,367	96%
Lebanon Center	TN	Nashville-Davidson- Murfreesboro	Publix	09/01/07	8,987,847	(163,975)	8.3%	6.0%	Q3 - 2010	63,800	89%	63,800	89%
Hickory Creek Plaza	TX	Dallas-Fort Worth- Arlington	Kroger	02/01/09	9,865,605	479,582	8.3%	6.8%	Q4 - 2011	28,134	60%	109,398	90%
Waterside Marketplace	TX	Houston-Baytown- Sugar Land	Kroger	10/01/09	5,786,243	286,161	10.8%	10.8%	Q2 - 2012	24,858	93%	147,858	99%
Westwood Village	TX	Houston-Baytown- Sugar Land	Target, TJ Maxx, Ross	03/01/08	36,703,473	(5,553,123)	8.2%	6.0%	Q4 -2010	183,522	86%	310,396	92%
Total In-Process Consolidated					$590,104,063	$21,433,759	6.8%	5.3%		2,482,343	80%	4,666,389	89%

Canopy Oak Center	FL	Ocala	Publix	09/01/08	16,899,689	(1,096,682)	10.0%	7.5%	Q3 - 2011	90,041	78%	90,041	78%
Shoppes at Bartram Park—Phase III	FL	Jacksonville	Publix	10/01/04	2,034,206	(618,522)	13.6%	13.6%	Q1 - 2012	14,639	49%	33,639	78%
Total In-Process Unconsolidated					$18,933,895	$(1,715,205)	10.4%	8.2%		104,680	74%	123,680	78%

Total In-Process		36			$609,037,959	$19,718,554	6.9%	5.4%		2,587,023	80%	4,790,069	89%

Completions:
Hibernia Pavilion	FL	Jacksonville	Publix	08/01/08	9,529,023	71,900	8.4%	7.7%	Q1 - 2010	51,298	95%	51,298	95%
Red Bank Village	OH	Cincinnati-Middletown	Wal-Mart	11/01/09	15,463,261	(10,231)	7.0%	4.7%	Q1 - 2010	164,317	97%	164,317	97%
Wadsworth Crossing	OH	Cleveland- Elyria-Mentor	Bed Bath & Beyond, Office Max	02/01/07	24,152,372	(1,107,611)	7.0%	5.4%	Q1 - 2010	108,164	89%	474,886	97%
Shops at Stonewall	VA	Washington-Arlington-Alexandria	Wegmans	11/01/08	48,003,101	(364,101)	8.8%	7.3%	Q1 - 2010	267,175	96%	267,175	96%
Buckwalter Place Ph I	SC	Hilton Head Island-Beaufort	Publix	09/01/08	11,237,953	(1,283,141)	7.5%	5.7%	Q2 - 2010	59,601	95%	59,601	95%
Shops at Highland Village	TX	Dallas-Fort Worth-Arlington	AMC Theater, Barnes & Noble	10/01/07	101,867,400	5,987,046	7.3%	5.5%	Q2 - 2010	351,635	80%	351,635	80%
Total Completed (4)		6			$210,253,110	$3,293,861	7.7%	5.9%		1,002,190	90%	1,368,912	92%

Notes:

There are no new starts for the quarter.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The yield at completion, no later than 3 years from last company owned anchor open date or 4 years from sitework start date.
(3)	The NOI stabilized yield on costs above after allocating land basis for outparcel proceeds is estimated to be 6.36% (in-process) and 7.12% (completions).
(4)	All completed projects are consolidated.

Projected Development Funding, Completions and Land Held

June 30, 2010

In-Process Developments Projected Funding (1)

($ Thousands)

Q3 2010E	Q4 2010E	2011+E

$10,000 - $25,100	$5,000 - $13,300	$(6,600)(2) - $8,500

Estimated Development Completion Schedule

($ Thousands)

	Completed(3)	Q3 2010E	Q4 2010E	2011+E

Net Dev. Costs:	$608,455	$30,000 - $45,000	$60,000 - $80,000	$480,000 - $530,000

Land Held for Future Development (4)

($ Thousands)

# of Projects	Net Development Costs To Date	Est. Net Dev Costs at Completion

16	$98,344	$225,000 - $275,000

(1)	Net Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2)	Negative amount due to expected outparcel proceeds.
(3)	Development properties already completed but not yet sold.
(4)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Unconsolidated Investments

June 30, 2010

							Regency
Co-investment Partner and Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 6/30/10	Equity Pick-up

State of Oregon
(JV-C, JV-C2)	Various	30	3,580,118	$621,058,832	$315,035,335	Various	20.00%	$63,007,067	$37,377,207	$219,891
(JV-CCV)	Cameron Village	1	635,918	106,801,666	47,300,000	Wells Fagro	30.00%	14,190,000	17,702,838	(237,175)

		31	4,216,036	727,860,498	362,335,335

GRI
(JV-GRI)	Various	85	10,688,411	2,140,060,953	1,164,163,446	Various	40.00%	465,665,378	281,251,769	(2,323,589)

Macquarie CountryWide
(JV-M3)	Various	4	376,174	63,972,506	44,070,000	Various	24.95%	10,995,465	208,856	(59,570)

Macquarie CountryWide-DESCO
(JV-D)	Various	32	2,990,376	373,753,309	180,043,408	Various	16.35%	29,442,385	23,483,327	(417,938)

CalSTRS
(JV-RC)	Various	8	956,824	185,952,207	105,654,762	Various	25.00%	26,413,691	15,701,746	21,234

Regency Retail Partners
(JV-RRP)	Various	9	1,540,506	363,272,786	208,118,869	Various	20.00%	41,549,210	21,440,375	(38,397)

USAA
(JV-USA)	Various	8	809,079	137,591,691	66,932,500	Aviva Life	20.01%	13,391,855	4,524,019	(98,341)

Publix
(JV-O)	Shoppes at Bartram Park	1	119,958	21,204,933	—	—	50.00%	—	10,528,926	205,549
(JV-O)	Valleydale Village	1	118,466	10,765,673	—	—	50.00%	—	5,064,829	72,802
(JV-O)	Pebblebrook and Lynnhaven	2	140,638	25,341,113	—	—	50.00%	—	11,001,305	268,871
(JV-O)	Queensborough	1	82,333	4,338,738	—	—	50.00%	—	2,980,380	132,286
(JV-O)	Canopy Oak Center	1	90,041	18,086,218	—	—	50.00%	—	9,502,957	179,318

		6	551,436	79,736,675	—

H.E.B.
(JV-O)	Fairfield Town Center (1)	—	—	9,560,524	—	—	50.00%	—	4,782,566	(106,276)
(JV-O)	White Oak Marketplace (1)	—	—	11,812,577	—	—	50.00%	—	5,894,658	(25,225)
(JV-O)	Indian Springs Center	1	136,625	18,303,221	27,000,000	Wells Fargo	50.00%	13,500,000	(4,161,832)	168,114

		1	136,625	39,676,322	27,000,000

Individual Investors
(JV-O)	East San Marco (1)	—	—	12,475,883	8,626,280	Wells Fagro	50.00%	4,313,140	2,129,554	(71,189)

		184	22,265,467	$4,124,352,830	$2,166,944,600			$682,468,191	$449,413,480	$(2,109,635)

(1)	Land held for future development

Reconciliation of Equity of Regency Centers in Unconsolidated Partnerships to Regency Centers’ Investment in Real Estate Partnerships:

Equity of Regency Centers in Unconsolidated Partnerships	$575,922,734
less: APB 18 Impairment recorded at Regency Centers	(6,000,000)
less: Ownership percentage or Restricted Gain Method deferral recorded at Regency Centers	(42,306,931)
less: Net book equity in excess of purchase price for 15% buy-up in JV-GRI	(78,202,322)

Regency Centers’ Investment in Real Estate Partnerships	$449,413,480

Unconsolidated Balance Sheets

June 30, 2010 and December 31, 2009

	2010	2009
Assets
Real estate, at cost	$4,344,016,195	$4,328,501,701
Less: accumulated depreciation	545,283,684	486,480,914

	3,798,732,511	3,842,020,787
Properties in development	43,896,135	52,154,043

Net real estate investments	3,842,628,646	3,894,174,830

Cash and cash equivalents	49,416,815	40,957,706
Accounts receivable, net of allowance for uncollectible accounts	27,717,830	36,928,080
Straight line rent receivable, net of reserves	30,061,263	27,303,749
Deferred costs, less accumulated amortization	31,462,647	28,664,652
Acquired lease intangible assets, net	134,832,220	147,150,687
Other assets	2,287,876	3,899,697
Regency only assets (1)	5,945,533	6,101,947

Total assets	$4,124,352,830	$4,185,181,348

Liabilities and Equity
Liabilities:
Notes payable	$2,166,944,600	$2,477,927,642
Accounts payable and other liabilities	66,939,344	71,589,350
Tenants’ security and escrow deposits	8,570,443	8,422,049
Acquired lease intangible liabilities, net	82,561,828	87,008,903

Total liabilities	2,325,016,215	2,644,947,944

Equity:
Equity - Regency Centers	575,922,734	375,075,768
Equity - Third parties	1,223,413,881	1,165,157,636

Total equity	1,799,336,615	1,540,233,404

Total Liabilities and Equity	$4,124,352,830	$4,185,181,348

(1)	Capitalized development costs

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share

June 30, 2010 and December 31, 2009

	2010	2009
Assets
Real estate, at cost	$1,382,722,203	$1,022,896,181
Less: accumulated depreciation	183,820,474	117,503,761

	1,198,901,729	905,392,420

Properties in development	20,528,151	21,875,458

Net real estate investments	1,219,429,880	927,267,878

Cash and cash equivalents	15,514,976	9,947,154
Accounts receivable, net of allowance for uncollectible accounts	8,407,489	8,788,044
Straight line rent receivable, net of reserves	9,661,321	6,675,060
Deferred costs, less accumulated amortization	10,404,499	6,954,873
Acquired lease intangible assets, net	34,963,725	32,253,561
Other assets	744,537	971,621
Regency only assets (1)	5,945,533	6,101,947

Total assets	$1,305,071,960	998,960,138

Liabilities and Equity
Liabilities:
Notes payable	$682,468,191	$585,472,337
Accounts payable and other liabilities	22,075,423	17,091,347
Tenants’ security and escrow deposits	2,858,369	2,098,233
Acquired lease intangible liabilities, net	21,747,243	19,222,453

Total liabilities	729,149,226	623,884,370

Equity:
Equity - Regency Centers	575,922,734	375,075,768

Total Liabilities and Equity	$1,305,071,960	$998,960,138

(1)	Capitalized development costs

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations

For the periods ended June 30, 2010 and 2009

	Three Months Ended		Year to Date
	2010	2009	2010	2009
Revenues:
Minimum rent	$82,597,727	80,167,764	$164,010,107	163,521,115
Percentage rent	936,195	1,051,805	1,228,917	1,747,084
Recoveries from tenants	26,076,336	23,270,583	52,463,509	47,737,669
Termination fees	849,276	184,323	1,950,490	1,019,904
Other income	812,458	106,009	1,522,602	1,181,828

Total revenues	111,271,992	104,780,484	221,175,625	215,207,600

Operating expenses:
Operating and maintenance	17,133,065	14,883,192	35,905,332	31,760,887
Real estate taxes	14,802,929	14,512,215	29,923,047	30,001,465
Provision for doubtful accounts	73,486	2,904,448	1,558,673	3,492,425
Other expenses	333,966	568,771	376,697	456,588

Total operating expenses	32,343,446	32,868,626	67,763,749	65,711,365

Net operating income	78,928,546	71,911,858	153,411,876	149,496,235

Other expense (income):
General and administrative	1,914,480	2,484,851	4,135,067	4,211,320
Depreciation and amortization expense	38,614,769	39,703,520	77,698,441	80,430,042
Interest expense, net	31,752,694	34,403,740	66,486,354	67,855,941
Loss (gain) on sale of real estate	(2,331,631)	326,234	(2,331,631)	(6,105,521)
Provision for impairment	6,400,184	99,789,089	15,433,011	99,789,089
Other expense	(386,676)	34,738	(385,508)	69,476

Total other expense	75,963,820	176,742,172	161,035,734	246,250,347

Net income (loss)	$2,964,726	(104,830,314)	$(7,623,858)	(96,754,112)

Unconsolidated Statements of Operations - Regency’s Pro-Rata Share

For the periods ended June 30, 2010 and 2009

	Three Months Ended		Year to Date
	2010	2009	2010	2009
Revenues:
Minimum rent	$25,982,124	19,001,126	$53,823,898	38,777,333
Percentage rent	358,634	264,116	589,119	437,834
Recoveries from tenants	8,292,381	5,472,686	17,284,902	11,219,909
Termination fees	330,484	47,836	629,782	253,164
Other income	272,616	76,352	551,460	355,964

Total revenues	35,236,239	24,862,116	72,879,161	51,044,204

Operating expenses:
Operating and maintenance	5,502,981	3,530,526	11,961,628	7,535,008
Real estate taxes	4,661,299	3,398,259	9,750,795	7,090,446
Provision for doubtful accounts	53,588	696,922	678,071	844,862
Other expenses	115,286	136,199	139,374	109,254

Total operating expenses	10,333,154	7,761,906	22,529,868	15,579,570

Net operating income	24,903,085	17,100,210	50,349,293	35,464,634

Other expense (income):
General and administrative	426,983	592,106	985,255	980,672
Depreciation and amortization expense	12,067,942	9,289,632	25,299,158	18,828,958
Interest expense, net	9,746,773	8,093,358	21,708,702	15,990,895
Loss (gain) on sale of real estate	(932,652)	81,061	(932,652)	(2,208,511)
Provision for impairment	1,940,037	24,897,378	5,553,168	24,897,378
Other expense	(154,554)	17,369	(153,970)	34,738

Total other expense	23,094,529	42,970,904	52,459,661	58,524,130

Net income (loss) before Regency only expense (income)	1,808,556	(25,870,694)	(2,110,368)	(23,059,496)
				—
Regency only expense (income):
Accretion of excess investment	(50,653)	323,723	(101,300)	277,291
Depreciation of capitalized costs	77,096	18,640	100,567	37,275
Loss on sale of 100% costs	—	—	—	708,468
Brokerage fees	—	—	—	228,750

Total Regency only expense	26,443	342,363	(733)	1,251,784

Net income (loss)	$1,782,113	(26,213,057)	$(2,109,635)	(24,311,280)

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company's consolidated financial statements.

Summary of Unconsolidated Debt

June 30, 2010 and December 31, 2009

Total Debt Outstanding:	6/30/10	12/31/09

Mortgage loans payable:
Fixed rate secured loans	$2,092,738,107	2,403,835,297
Variable rate secured loans	47,234,600	47,234,600
Unsecured line of credit variable rate	26,971,893	26,857,745

Total	$2,166,944,600	2,477,927,642

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency’s Pro Rata Share

2010	$1,966,970	84,234,600	18,345,613	104,547,183	30,437,194
2011	3,694,323	466,469,886	8,626,280	478,790,489	185,468,369
2012	4,396,221	244,418,296		248,814,517	96,053,705
2013	4,226,242	32,447,163		36,673,405	13,376,290
2014	4,212,742	77,295,547		81,508,289	23,082,013
2015	3,782,816	300,133,802		303,916,618	71,356,810
2016	3,753,953	328,915,570		332,669,523	101,617,571
2017	3,055,375	190,654,500		193,709,875	40,563,773
2018	2,918,467	87,341,126		90,259,593	19,453,715
2019	2,070,613	65,964,225		68,034,838	15,306,603
>10 Years	9,973,465	212,873,681		222,847,146	84,675,855
Net unamortized debt premium		5,173,124		5,173,124	1,076,293

	$44,051,187	2,095,921,520	26,971,893	2,166,944,600	682,468,191

Percentage of Total Debt:				6/30/10	12/31/09
Fixed				96.6%	97.0%
Variable				3.4%	3.0%

Current Average Interest Rates:(1)
Fixed				5.8%	5.6%
Variable				1.6%	2.2%
Effective Interest Rate				5.6%	5.5%

(1) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed				April 2, 2015	October 20, 2013
Variable				October 5, 2010	August 23, 2010

Summary of Unconsolidated Debt - Regency’s Pro-Rata Share
Mortgage Loans Payable:
Fixed rate secured loans				$655,592,088	565,738,498
Variable rate secured loans				18,893,840	11,808,650
Unsecured line of credit variable rate				7,982,263	7,925,189

Total				$682,468,191	585,472,337

Leasing Statistics - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

June 30, 2010

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2010	426	977,696	$19.76	-0.1%	5.6	$3.74
1st Quarter 2010	351	883,332	18.31	1.1%	6.1	4.61
4th Quarter 2009	465	968,222	18.33	-0.4%	6.0	2.50
3rd Quarter 2009	400	826,345	19.12	-7.4%	5.7	2.60

Total - 12 months	1,642	3,655,595	$18.89	-1.5%	5.8	$3.36

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2010	150	350,341	$20.12	0.2%	8.8	$9.45
1st Quarter 2010	136	347,904	18.79	2.8%	8.5	10.47
4th Quarter 2009	165	270,297	17.90	-18.5%	6.5	8.36
3rd Quarter 2009	150	296,010	20.77	-17.5%	9.5	6.82

Total - 12 months	601	1,264,552	$19.43	-7.7%	8.4	$8.88

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2010	276	627,355	$19.56	-0.2%	3.8	$0.54
1st Quarter 2010	215	535,427	18.00	0.1%	4.6	0.79
4th Quarter 2009	300	697,925	18.49	6.8%	5.8	0.23
3rd Quarter 2009	250	530,335	18.20	-2.6%	3.6	0.24

Total - 12 months	1,041	2,391,043	$18.60	1.3%	4.5	$0.44

Notes:

Rent growth is on a same space, cash basis

All amounts reported at execution

Leasing Statistics - Wholly Owned and 100% of Co-investment Partnerships

June 30, 2010

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2010	426	1,498,478	$18.60	-0.8%	5.3	$2.85
1st Quarter 2010	351	1,238,351	18.18	-1.5%	5.7	3.89
4th Quarter 2009	465	1,503,042	17.95	-0.9%	5.5	2.05
3rd Quarter 2009	400	1,384,137	16.87	-6.3%	5.5	1.93

Total - 12 months	1,642	5,624,008	$17.91	-2.2%	5.5	$2.64

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2010	150	460,211	$19.69	-1.6%	8.4	$8.37
1st Quarter 2010	136	476,474	18.18	-2.5%	7.9	9.19
4th Quarter 2009	165	374,515	17.54	-17.8%	6.1	7.30
3rd Quarter 2009	150	393,664	19.86	-16.6%	8.9	6.02

Total - 12 months	601	1,704,864	$18.83	-9.2%	7.9	$7.82

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2010	276	1,038,267	$18.12	-0.5%	3.9	$0.40
1st Quarter 2010	215	761,877	18.18	-0.9%	4.3	0.58
4th Quarter 2009	300	1,128,527	18.08	4.9%	5.3	0.31
3rd Quarter 2009	250	990,473	15.69	-2.0%	4.1	0.31

Total - 12 months	1,041	3,919,144	$17.50	0.6%	4.4	$0.39

Notes:

Rent growth is on a same space, cash basis

All amounts reported at execution

Average Base Rent by State - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

June 30, 2010

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	143,973	0.5%	71.8%	$1,403,537	0.3%	$13.57
Arizona	4	409,967	1.4%	91.2%	5,208,276	1.2%	15.10
California	69	6,349,104	21.4%	94.0%	126,607,928	29.4%	22.00
Colorado	20	1,452,213	4.9%	89.2%	16,880,156	3.9%	13.37
Connecticut	1	71,944	0.2%	100.0%	1,642,283	0.4%	22.83
Delaware	4	333,053	1.1%	90.8%	4,404,998	1.0%	14.56
District of Columbia	2	12,437	0.0%	100.0%	709,743	0.2%	57.07
Florida	56	4,769,562	16.1%	91.8%	53,255,329	12.4%	12.61
Georgia	19	1,476,951	5.0%	87.5%	20,260,868	4.7%	15.90
Illinois	23	1,070,861	3.6%	90.7%	11,224,021	2.6%	12.15
Indiana	6	123,099	0.4%	71.2%	1,553,459	0.4%	18.32
Kentucky	1	23,186	0.1%	81.9%	326,555	0.1%	17.20
Maryland	16	742,189	2.5%	90.8%	10,307,223	2.4%	17.75
Massachusetts	3	408,814	1.4%	94.1%	6,764,460	1.6%	17.74
Michigan	2	118,273	0.4%	85.8%	1,448,333	0.3%	14.27
Minnesota	3	165,849	0.6%	96.0%	1,974,423	0.5%	12.69
Missouri	23	370,404	1.3%	96.7%	3,246,328	0.8%	10.28
Nevada	2	439,467	1.5%	79.1%	4,657,213	1.1%	13.41
New Jersey	2	62,593	0.2%	96.2%	986,070	0.2%	16.55
North Carolina	16	1,262,609	4.3%	92.2%	14,735,630	3.4%	13.95
Ohio	15	1,805,680	6.1%	92.4%	18,366,324	4.3%	11.07
Oregon	8	696,300	2.4%	96.9%	11,334,610	2.6%	16.98
Pennsylvania	12	680,179	2.3%	92.2%	12,001,466	2.8%	19.30
South Carolina	6	175,543	0.6%	96.3%	2,253,246	0.5%	13.44
Tennessee	7	493,393	1.7%	89.9%	6,042,223	1.4%	13.62
Texas	34	3,378,270	11.4%	88.9%	50,456,965	11.7%	17.16
Virginia	29	1,845,107	6.2%	94.3%	29,836,234	6.9%	17.32
Washington	11	629,702	2.1%	95.4%	11,297,464	2.6%	19.37
Wisconsin	2	107,651	0.4%	94.2%	737,851	0.2%	7.33

Total All Properties	398	29,618,371	100.0%	91.7%	$429,923,216	100.0%	$16.36

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Average Base Rent by State - Wholly Owned and 100% of Co-investment Partnerships

June 30, 2010

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	203,206	0.5%	70.0%	$1,848,114	0.3%	$12.99
Arizona	4	496,073	1.1%	90.5%	6,200,241	1.0%	14.81
California	69	8,720,135	19.3%	94.0%	168,749,916	26.3%	21.28
Colorado	20	2,064,253	4.6%	91.1%	24,421,381	3.8%	13.32
Connecticut	1	179,860	0.4%	100.0%	4,105,708	0.6%	22.83
Delaware	4	472,005	1.0%	89.7%	6,417,261	1.0%	15.16
District of Columbia	2	39,647	0.1%	100.0%	2,041,024	0.3%	51.48
Florida	56	5,433,356	12.1%	91.8%	61,916,999	9.6%	12.83
Georgia	19	1,671,632	3.7%	88.4%	22,669,577	3.5%	15.54
Illinois	23	2,769,037	6.1%	90.6%	29,280,568	4.6%	12.05
Indiana	6	273,253	0.6%	81.1%	3,454,261	0.5%	15.79
Kentucky	1	23,186	0.1%	81.9%	326,555	0.1%	17.20
Maryland	16	1,860,355	4.1%	91.6%	27,702,296	4.3%	17.40
Massachusetts	3	557,037	1.2%	95.6%	8,335,062	1.3%	15.74
Michigan	2	118,273	0.3%	85.8%	1,448,333	0.2%	14.27
Minnesota	3	483,938	1.1%	96.5%	5,700,187	0.9%	12.45
Missouri	23	2,265,466	5.0%	96.7%	19,855,215	3.1%	10.28
Nevada	2	439,467	1.0%	79.1%	4,657,213	0.7%	13.41
New Jersey	2	156,482	0.3%	96.2%	2,465,175	0.4%	16.55
North Carolina	16	2,270,466	5.0%	90.9%	27,685,189	4.3%	14.29
Ohio	15	2,235,338	5.0%	92.6%	23,537,799	3.7%	11.47
Oregon	8	752,161	1.7%	97.0%	12,043,727	1.9%	16.67
Pennsylvania	12	1,399,386	3.1%	92.8%	22,009,755	3.4%	17.07
South Carolina	6	360,718	0.8%	96.3%	4,403,445	0.7%	12.72
Tennessee	7	565,386	1.3%	90.5%	6,886,086	1.1%	13.45
Texas	34	4,249,606	9.4%	89.4%	62,536,226	9.7%	16.81
Virginia	29	3,698,187	8.2%	94.5%	63,310,202	9.8%	18.34
Washington	11	1,038,514	2.3%	95.9%	16,904,474	2.6%	17.27
Wisconsin	2	269,128	0.6%	94.2%	1,844,628	0.3%	7.33

Total All Properties	398	45,065,551	100.0%	92.3%	$642,756,617	100.0%	$15.95

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Portfolio Summary Report By Region

June 30, 2010

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Shoppes at Fairhope Village			AL	Mobile	2008	84,740	84,740	76.2%	76.2%			—	54,340	Publix	$14.86
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	2003	118,466	59,233	65.6%	65.6%			—	44,271	Publix	$11.44
			AL			203,206	143,973	70.0%	71.8%	65.6%	65.6%	—	98,611
Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	2000	113,292	113,292	91.8%	91.8%			—	55,256	Safeway	$15.72
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	1999	107,633	21,527	87.5%	87.5%			—	55,403	Safeway	$13.43
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	1996	239,438	239,438	92.2%	92.2%			—	—	Golf & Tennis Pro Shop, Inc.	$15.41
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	2000	35,710	35,710	84.2%	84.2%			—	—	—	$12.02
			AZ			496,073	409,967	90.5%	91.2%	90.5%	91.2%	—	110,659
4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	2004	240,060	240,060	95.5%	95.5%			—	68,000	Ralphs, Jimbo’s...Naturally!	$27.66
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	2000	96,680	96,680	98.0%	98.0%			142,600	57,560	Albertsons, (Target)	$25.61
Applegate Ranch Shopping Center			CA	Merced	2006	144,444	144,444	71.3%	71.3%			319,692	178,500	(Super Target), (Home Depot)	$14.60
Auburn Village	JV-GRI	40%	CA	Sacramento—Arden- Arcade—Roseville	1990	133,944	53,578	91.3%	91.3%			—	45,540	Bel Air Market	$18.57
Bayhill Shopping Center	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1990	121,846	48,738	100.0%	100.0%			—	32,110	Mollie Stone’s Market	$20.60
Blossom Valley	JV-USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	1990	93,316	18,663	94.1%	94.1%			—	34,208	Safeway	$23.95
Brea Marketplace	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1987	352,022	140,809	97.2%	97.2%			—	24,867	Sprout’s Markets	$15.28
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	2004	260,205	260,205	93.4%	93.4%			—	14,000	Fresh & Easy, Home Depot	$25.65
Clovis Commons			CA	Fresno	2004	174,990	174,990	96.9%	96.9%			145,653	145,653	(Super Target)	$20.54
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167,184	41,796	99.2%	99.2%			—	65,715	Safeway, Orchard Supply & Hardware	$16.01
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	1988	178,623	178,623	94.6%	94.6%			—	40,000	Bristol Farms	$33.55
Diablo Plaza			CA	San Francisco-Oakland-Fremont	1982	63,265	63,265	93.4%	93.4%			53,000	53,000	(Safeway)	$33.82
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	1995	135,728	135,728	92.8%	92.8%			—	35,650	Von’s Food & Drug	$22.04
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	2000	256,035	256,035	98.4%	98.4%			66,700	77,888	(Lucky’s)	$25.17
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	1984	90,549	90,549	95.9%	95.9%			—	42,315	Von’s Food & Drug	$15.84
Encina Grande			CA	San Francisco-Oakland-Fremont	1965	102,413	102,413	98.3%	98.3%			—	22,500	Safeway	$20.31
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2004	232,754	46,551	97.8%	97.8%			123,735	43,718	Stater Bros., (Target)	$17.00
Falcon Ridge Town Center Phase II	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2005	66,864	13,373	100.0%	100.0%			—	—	24 Hour Fitness	$26.45
Five Points Shopping Center	JV-GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	1960	144,553	57,821	100.0%	100.0%			—	35,305	Albertsons	$24.52
Folsom Prairie City Crossing			CA	Sacramento—Arden-Arcade—Roseville	1999	90,237	90,237	95.7%	95.7%			—	55,255	Safeway	$19.42
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	2004	98,752	98,752	92.8%	92.8%			—	44,054	Stater Bros.	$23.41
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	1989	146,897	146,897	95.6%	95.6%			—	55,303	Ralphs	$28.22
Gateway 101			CA	San Francisco-Oakland-Fremont	2008	92,110	92,110	100.0%	100.0%			212,485	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$31.14
Gelson’s Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	2002	84,975	84,975	90.8%	90.8%			—	37,500	Gelson’s Markets	$17.01
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2006	216,846	216,846	91.1%	91.1%			—	—	Lowe’s	$5.15
Granada Village	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1965	224,649	89,860	67.1%	67.1%			—	—	—	$18.11
Hasley Canyon Village	JV-USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	2003	65,801	13,160	95.7%	95.7%			—	51,800	Ralphs	$22.71
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	1981	231,582	231,582	99.3%	99.3%			—	44,376	Ralphs	$26.84
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	2006	132,682	132,682	54.5%	54.5%			235,834	93,696	(Home Depot), (WinCo)	$18.13
Jefferson Square			CA	Riverside-San Bernardino-Ontario	2007	38,013	38,013	74.7%	74.7%			—	13,969	Fresh & Easy	$14.68
Laguna Niguel Plaza	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1985	41,943	16,777	93.1%	93.1%			38,917	38,917	(Albertsons)	$26.29
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	1983	113,310	113,310	100.0%	100.0%			53,000	53,000	(Safeway)	$16.89
Marina Shores	JV-C2	20%	CA	Los Angeles-Long Beach-Santa Ana	2001	67,727	13,545	91.1%	91.1%			—	25,987	—	$30.20
Mariposa Shopping Center	JV-GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	1957	126,658	50,663	96.8%	96.8%			—	42,896	Safeway	$17.84
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	1996	91,212	91,212	94.3%	94.3%			—	42,630	Stater Bros.	$23.25
Navajo Shopping Center	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1964	102,139	40,856	96.6%	96.6%			—	44,180	Albertsons	$12.71
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	1985	149,140	149,140	98.8%	98.8%			—	58,000	Albertsons	$19.48
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	1982	83,286	83,286	98.1%	98.1%			—	43,842	Albertsons	$16.72
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1991	194,396	38,879	93.5%	93.5%			—	28,210	Henry’s Marketplace	$18.77
Paseo Del Sol			CA	Santa Barbara-Santa Maria-Goleta	2004	49,680	49,680	86.1%	86.1%			—	40,000	Whole Foods	$47.95
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	1984	94,940	94,940	92.9%	92.9%			—	36,800	Von’s Food & Drug	$19.70
Pleasant Hill Shopping Center	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1970	227,670	91,068	99.1%	99.1%			—	—	Target, Toys “R” Us	$22.41
Point Loma Plaza	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1987	212,415	84,966	97.0%	97.0%			—	50,000	Von’s Food & Drug	$17.92
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	1987	165,928	165,928	100.0%	100.0%			—	10,122	Trader Joe’s	$28.89
Raley’s Supermarket	JV-C2	20%	CA	Sacramento—Arden-Arcade—Roseville	1964	62,827	12,565	100.0%	100.0%			—	62,827	Raley’s	$5.41
Rancho San Diego Village	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1981	153,256	61,302	94.1%	94.1%			—	39,777	Von’s Food & Drug	$18.48
Rio Vista Town Center			CA	Riverside-San Bernardino-Ontario	2005	67,622	67,622	83.6%	83.6%			—	44,700	Stater Bros.	$15.90
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	1989	51,760	51,760	100.0%	100.0%			—	37,194	Superior Super Warehouse	$18.27
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	1982	50,432	50,432	100.0%	100.0%			38,250	38,250	(Safeway)	$28.92
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1966	96,858	19,372	91.5%	91.5%			—	48,000	Von’s Food & Drug	$23.36
Sequoia Station			CA	San Francisco-Oakland-Fremont	1996	103,148	103,148	88.2%	88.2%			62,050	62,050	(Safeway)	$33.65
Silverado Plaza	JV-GRI	40%	CA	Napa	1974	84,916	33,966	100.0%	100.0%			—	31,833	Nob Hill	$14.74
Snell & Branham Plaza	JV-GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	1988	99,350	39,740	98.3%	98.3%			—	52,550	Safeway	$16.49
Stanford Ranch Village	JV-GRI	40%	CA	Sacramento—Arden-Arcade—Roseville	1991	89,875	35,950	95.1%	95.1%			—	45,540	Bel Air Market	$15.95
Strawflower Village			CA	San Francisco-Oakland-Fremont	1985	78,827	78,827	97.4%	97.4%			—	33,753	Safeway	$18.88
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	1990	146,188	146,188	96.7%	96.7%			—	56,496	Safeway	$20.68

Portfolio Summary Report By Region

June 30, 2010

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Twin Oaks Shopping Center	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1978	98,399	39,360	97.9%	97.9%			—	40,775	Ralphs	$14.95
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	1988	198,139	198,139	99.4%	99.4%			—	44,686	Albertsons, Target	$17.40
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	2003	172,856	172,856	97.4%	97.4%			—	35,000	Whole Foods, Kohl’s	$22.39
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	1984	76,070	76,070	96.4%	96.4%			—	42,500	Von’s Food & Drug	$19.71
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	2005	27,314	27,314	67.6%	67.6%			—	—	—	$30.09
Vista Village Phase I	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2003	129,009	25,802	91.8%	91.8%			165,000	—	Krikorian Theaters, (Lowe's)	$25.04
Vista Village Phase II	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2003	55,000	11,000	45.5%	45.5%			—	25,000	Sprout’s Markets	$16.00
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	2006	11,000	11,000	100.0%	100.0%			—	—	—	$39.12
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	1996	88,104	88,104	98.0%	98.0%			—	24,712	Safeway	$15.21
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	1975	190,529	190,529	94.3%	94.3%			—	41,300	Von’s Food & Drug	$28.86
Westridge Village			CA	Los Angeles-Long Beach-Santa Ana	2003	92,287	92,287	100.0%	100.0%			—	50,782	Albertsons	$26.01
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	1992	107,614	107,614	97.2%	97.2%			—	77,648	El Super	$13.45
Woodside Central			CA	San Francisco-Oakland-Fremont	1993	80,591	80,591	98.1%	98.1%			113,000	—	(Target)	$24.33
Ygnacio Plaza	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1968	109,701	43,880	100.0%	100.0%			—	17,050	Fresh & Easy	$35.03
			CA			8,720,135	6,349,104	94.0%	94.0%	95.4%	96.0%	1,769,916	2,879,489
Applewood Shopping Center	JV-GRI	40%	CO	Denver-Aurora	1956	375,622	150,249	93.8%	93.8%			—	71,074	King Soopers, Wal-Mart	$9.45
Arapahoe Village	JV-GRI	40%	CO	Boulder	1957	159,237	63,695	98.9%	98.9%			—	43,500	Safeway	$16.09
Belleview Square			CO	Denver-Aurora	1978	117,335	117,335	100.0%	100.0%			—	65,104	King Soopers	$15.23
Boulevard Center			CO	Denver-Aurora	1986	88,512	88,512	83.9%	83.9%			52,700	52,700	(Safeway)	$22.85
Buckley Square			CO	Denver-Aurora	1978	116,147	116,147	91.4%	91.4%			—	62,400	King Soopers	$8.34
Centerplace of Greeley Phase III			CO	Greeley	2007	94,090	94,090	81.5%	81.5%			—	—	Sports Authority	$14.93
Cherrywood Square	JV-GRI	40%	CO	Denver-Aurora	1978	86,162	34,465	93.6%	93.6%			—	51,640	King Soopers	$10.23
Crossroads Commons	JV-C	20%	CO	Boulder	1986	143,444	28,689	96.7%	96.7%			—	39,247	Whole Foods	$24.01
Falcon Marketplace			CO	Colorado Springs	2005	22,491	22,491	72.5%	72.5%			184,305	50,000	(Wal-Mart Supercenter)	$24.07
Hilltop Village	JV-M3	25%	CO	Denver-Aurora	2003	100,030	25,008	95.1%	95.1%			—	66,000	King Soopers	$8.62
South Lowry Square			CO	Denver-Aurora	1993	119,916	119,916	87.7%	87.7%			—	62,600	Safeway	$12.64
Littleton Square			CO	Denver-Aurora	1997	94,222	94,222	72.1%	72.1%			—	49,751	King Soopers	$11.93
Lloyd King Center			CO	Denver-Aurora	1998	83,326	83,326	100.0%	100.0%			—	61,040	King Soopers	$11.48
Marketplace at Briargate			CO	Colorado Springs	2006	29,075	29,075	84.8%	84.8%			66,000	66,000	(King Soopers)	$27.52
Monument Jackson Creek			CO	Colorado Springs	1999	85,263	85,263	100.0%	100.0%			—	69,913	King Soopers	$10.78
NorthGate Village			CO	Greeley	2008	19,377	19,377	5.3%	5.3%			125,000	125,000	(King Soopers)	NA
Ralston Square Shopping Center	JV-GRI	40%	CO	Denver-Aurora	1977	82,750	33,100	96.1%	96.1%			—	55,311	King Soopers	$9.13
Shops at Quail Creek			CO	Denver-Aurora	2008	37,585	37,585	69.2%	69.2%			99,844	99,844	(King Soopers)	$24.01
Stroh Ranch			CO	Denver-Aurora	1998	93,436	93,436	95.5%	95.5%			—	69,719	King Soopers	$11.94
Woodmen Plaza			CO	Colorado Springs	1998	116,233	116,233	88.8%	88.8%			—	69,716	King Soopers	$12.64
			CO			2,064,253	1,452,213	91.1%	89.2%	93.1%	92.0%	527,849	1,230,559
Corbin’s Corner	JV-GRI	40%	CT	Hartford-West Hartford-East Hartford	1962	179,860	71,944	100.0%	100.0%			—	10,150	Trader Joe’s	$22.83
			CT			179,860	71,944	100.0%	100.0%	100.0%	100.0%	—	10,150
Shops at The Columbia	JV-RC	25%	DC	Washington-Arlington-Alexandria	2006	22,812	5,703	100.0%	100.0%			—	11,833	Trader Joe’s	$31.17
Spring Valley Shopping Center	JV-GRI	40%	DC	Washington-Arlington-Alexandria	1930	16,835	6,734	100.0%	100.0%			—	—	—	$79.00
			DC			39,647	12,437	100.0%	100.0%	100.0%	100.0%	—	11,833
First State Plaza	JV-GRI	40%	DE	Philadelphia-Camden-Wilmington	1988	164,779	65,912	86.0%	86.0%			—	57,319	Shop Rite	$15.26
Pike Creek			DE	Philadelphia-Camden-Wilmington	1981	229,510	229,510	92.0%	92.0%			—	49,069	Acme Markets, K-Mart	$12.82
Shoppes of Graylyn	JV-GRI	40%	DE	Philadelphia-Camden-Wilmington	1971	66,808	26,723	89.1%	89.1%			—	—	—	$20.00
White Oak—Dover, DE			DE	Dover	2000	10,908	10,908	100.0%	100.0%			—	—	—	$32.73
			DE			472,005	333,053	89.7%	90.8%	89.7%	90.8%	—	106,388
Anastasia Plaza			FL	Jacksonville	1988	102,342	102,342	95.0%	95.0%			—	48,555	Publix	$11.19
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	1974	102,876	102,876	87.3%	87.3%			—	35,908	Publix	$14.73
Beneva Village Shops			FL	Sarasota-Bradenton-Venice	1987	141,532	141,532	79.6%	79.6%			—	42,112	Publix	$12.04
Berkshire Commons			FL	Naples-Marco Island	1992	106,354	106,354	98.9%	98.9%			—	65,537	Publix	$12.41
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	1987	267,736	267,736	97.0%	97.0%			—	39,795	Publix, Wal-Mart, Bealls	$8.77
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1993	124,924	124,924	83.5%	83.5%			—	56,000	Winn-Dixie	$11.58
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	2007	10,762	10,762	74.9%	74.9%			98,165	—	(Kohl’s)	$35.85
Canopy Oak Center	JV-O	50%	FL	Ocala	2006	90,041	45,021	77.8%	77.8%			—	54,340	Publix	$17.63
Carriage Gate			FL	Tallahassee	1978	76,784	76,784	91.4%	91.4%			—	—	—	$12.35
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1986	155,603	155,603	94.7%	94.7%			—	54,420	Publix	$17.62
Corkscrew Village			FL	Cape Coral-Fort Myers	1997	82,011	82,011	93.6%	93.6%			—	51,420	Publix	$12.44
Courtyard Shopping Center			FL	Jacksonville	1987	137,256	137,256	100.0%	100.0%			62,771	62,771	(Publix), Target	$3.17
East Port Plaza			FL	Port St. Lucie-Fort Pierce	1991	113,281	113,281	87.8%	87.8%			—	42,112	Publix	$10.79
East Towne Center			FL	Orlando	2003	69,841	69,841	84.0%	84.0%			—	44,840	Publix	$12.87
First Street Village			FL	Cape Coral-Fort Myers	2006	54,926	54,926	89.4%	89.4%			—	39,393	Publix	$16.77
Five Corners Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	2001	44,647	11,162	88.1%	88.1%			—	27,887	Publix	$13.13
Fleming Island			FL	Jacksonville	2000	136,663	136,663	65.3%	65.3%			129,807	47,955	Publix, (Target)	$14.01
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	1991	90,258	90,258	100.0%	100.0%			—	42,112	Publix	$14.57
Grande Oak			FL	Cape Coral-Fort Myers	2000	78,784	78,784	100.0%	100.0%			—	54,379	Publix	$13.96
Hibernia Pavilion			FL	Jacksonville	2006	51,298	51,298	94.9%	94.9%			—	39,203	Publix	$17.09
Hibernia Plaza			FL	Jacksonville	2006	8,400	8,400	33.3%	33.3%			—	—	—	$12.00
Horton’s Corner			FL	Jacksonville	2007	14,820	14,820	100.0%	100.0%			—	—	—	$25.71

Portfolio Summary Report By Region

June 30, 2010

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Island Crossing	JV-C2	20%	FL	Port St. Lucie-Fort Pierce	1996	58,456	11,691	97.0%	97.0%			—	47,955	Publix	$9.80
John’s Creek Center	JV-C2	20%	FL	Jacksonville	2004	75,101	15,020	100.0%	100.0%			—	44,840	Publix	$12.72
Julington Village	JV-C	20%	FL	Jacksonville	1999	81,820	16,364	100.0%	100.0%			—	51,420	Publix	$14.29
Kings Crossing Sun City			FL	Tampa-St. Petersburg-Clearwater	1999	75,020	75,020	95.7%	95.7%			—	51,420	Publix	$11.64
Lynnhaven	JV-O	50%	FL	Panama City-Lynn Haven	2001	63,871	31,936	100.0%	100.0%			—	44,271	Publix	$11.87
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	1983	90,296	90,296	80.4%	80.4%			—	—	—	$23.64
Martin Downs Village Center			FL	Port St. Lucie-Fort Pierce	1985	112,666	112,666	87.3%	87.3%			—	—	—	$15.31
Martin Downs Village Shoppes			FL	Port St. Lucie-Fort Pierce	1998	48,937	48,937	82.0%	82.0%			—	—	—	$18.00
Millhopper Shopping Center			FL	Gainesville	1974	80,421	80,421	100.0%	100.0%			—	37,244	Publix	$9.34
Naples Walk Shopping Center			FL	Naples-Marco Island	1999	125,390	125,390	88.9%	88.9%			—	51,420	Publix	$15.55
Newberry Square			FL	Gainesville	1986	180,524	180,524	95.5%	95.5%			—	39,795	Publix, K-Mart	$7.65
Nocatee Town Center			FL	Jacksonville	2007	69,679	69,679	88.0%	88.0%			—	54,340	Publix	$14.34
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	1995	75,495	75,495	100.0%	100.0%			—	47,955	Publix	$12.46
Oakleaf Commons			FL	Jacksonville	2006	73,717	73,717	79.1%	79.1%			—	45,600	Publix	$14.25
Old St Augustine Plaza			FL	Jacksonville	1990	232,459	232,459	99.1%	99.1%			—	51,832	Publix, Burlington Coat Factory, Hobby Lobby	$7.66
Pebblebrook Plaza	JV-O	50%	FL	Naples-Marco Island	2000	76,767	38,384	100.0%	100.0%			—	61,166	Publix	$13.01
Pine Tree Plaza			FL	Jacksonville	1999	63,387	63,387	98.4%	98.4%			—	37,866	Publix	$12.22
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	77,747	15,549	98.5%	98.5%			—	44,840	Publix	$16.02
Regency Square			FL	Tampa-St. Petersburg-Clearwater	1986	349,848	349,848	96.0%	96.0%			66,000	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$13.82
Seminole Shoppes			FL	Jacksonville	2009	78,240	78,240	79.0%	79.0%			—	54,340	Publix	$19.17
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	1990	108,192	108,192	96.1%	96.1%			—	46,368	Winn-Dixie	$13.72
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	105,319	52,660	92.7%	92.7%			97,000	44,840	Publix, (Kohl's)	$16.39
Shoppes at Bartram Park Phase II	JV-O	50%	FL	Jacksonville	2008	14,639	7,320	49.3%	49.3%			—	—	—	$15.58
Shops at John's Creek			FL	Jacksonville	2004	15,490	15,490	100.0%	100.0%			—	—	—	$20.21
Starke			FL	None	2000	12,739	12,739	100.0%	100.0%			—	—	—	$23.83
Suncoast Crossing Phase I			FL	Tampa-St. Petersburg-Clearwater	2007	108,434	108,434	91.9%	91.9%			—	—	Kohl’s	$4.13
Suncoast Crossing Phase II			FL	Tampa-St. Petersburg-Clearwater	2008	9,451	9,451	14.8%	14.8%			143,055	—	(Target)	$21.00
Town Center at Martin Downs			FL	Port St. Lucie-Fort Pierce	1996	64,546	64,546	100.0%	100.0%			—	56,146	Publix	$12.36
Town Square			FL	Tampa-St. Petersburg-Clearwater	1999	44,380	44,380	100.0%	100.0%			—	—	—	$26.61
Village Center			FL	Tampa-St. Petersburg-Clearwater	1993	181,110	181,110	96.5%	96.5%			—	36,434	Publix	$12.89
Village Commons Shopping Center	JV-GRI	40%	FL	Miami-Fort Lauderdale-Miami Beach	1986	169,053	67,621	78.4%	78.4%			—	39,975	Publix	$17.07
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	62,821	15,705	83.8%	83.8%			—	44,271	Publix	$10.40
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1982	109,949	109,949	91.2%	91.2%			—	46,779	Publix	$10.00
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	1982	107,325	107,325	98.0%	98.0%			—	44,840	Publix	$19.27
Westchase			FL	Tampa-St. Petersburg-Clearwater	1998	78,998	78,998	95.2%	95.2%			—	51,420	Publix	$13.11
Willa Springs	JV-USAA	20%	FL	Orlando	2000	89,930	17,986	98.3%	98.3%			—	44,271	Publix	$16.08
			FL			5,433,356	4,769,562	91.8%	91.8%	93.0%	92.9%	596,798	2,070,387
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	1993	53,345	53,345	45.2%	45.2%			—	—	—	$19.69
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	1962	39,204	39,204	100.0%	100.0%			—	—	—	$16.79
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	1990	187,156	187,156	81.9%	81.9%			—	43,454	Publix	$14.36
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	1984	48,338	48,338	97.7%	97.7%			—	—	—	$16.35
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	1979	71,474	71,474	99.9%	99.9%			—	40,852	Kroger	$12.84
Chapel Hill Centre			GA	Atlanta-Sandy Springs-Marietta	2005	66,970	66,970	94.3%	94.3%			88,713	—	(Kohl’s), Hobby Lobby	$11.34
Cromwell Square			GA	Atlanta-Sandy Springs-Marietta	1990	80,406	80,406	92.5%	92.5%			—	—	—	$11.77
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	1991	100,539	100,539	79.2%	79.2%			—	45,044	Publix	$15.55
Dunwoody Hall	JV-USAA	20%	GA	Atlanta-Sandy Springs-Marietta	1986	89,351	17,870	100.0%	100.0%			—	44,271	Publix	$14.88
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	1975	120,598	120,598	88.4%	88.4%			—	18,400	Fresh Market	$17.39
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	1984	97,990	97,990	88.7%	88.7%			—	31,000	Publix	$16.64
King Plaza	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1998	81,432	16,286	92.1%	92.1%			—	51,420	Publix	$12.27
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	1986	137,139	137,139	96.5%	96.5%			—	—	—	$18.56
Lost Mountain Crossing	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1994	72,568	14,514	91.5%	91.5%			—	47,814	Publix	$11.45
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	1987	61,697	61,697	100.0%	100.0%			—	—	—	$30.35
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	1987	95,703	95,703	74.0%	74.0%			—	—	—	$23.02
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	1994	78,896	78,896	100.0%	100.0%			—	47,955	Publix	$10.88
Rivermont Station			GA	Atlanta-Sandy Springs-Marietta	1996	90,267	90,267	70.9%	70.9%			—	58,261	Kroger	$14.93
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	1995	98,559	98,559	93.8%	93.8%			—	63,296	Kroger	$11.52
			GA			1,671,632	1,476,951	88.4%	87.5%	88.4%	87.5%	88,713	491,767
Baker Hill Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1998	135,355	27,071	97.3%	97.3%			—	72,397	Dominick’s	$14.34
Brentwood Commons	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1962	125,585	50,234	92.8%	92.8%			—	64,762	Dominick’s	$12.06
Carbondale Center	JV-D	16%	IL	Carbondale	1997	59,726	9,765	100.0%	100.0%			—	56,726	Schnucks	$10.20
Civic Center Plaza	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1989	264,973	105,989	98.0%	98.0%			—	87,135	Super H Mart, Home Depot	$10.73
Champaign Commons	JV-D	16%	IL	Champaign-Urbana	1990	88,105	14,405	90.7%	90.7%			—	72,326	Schnucks	$8.59
Country Club Plaza	JV-D	16%	IL	St. Louis	2001	86,867	14,203	96.0%	96.0%			—	54,554	Schnucks	$6.79
Deer Grove Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1996	236,173	47,235	73.4%	73.4%			117,000	65,816	Dominick’s, (Target)	$13.36
Frankfort Crossing Shpg Ctr			IL	Chicago-Naperville-Joliet	1992	114,534	114,534	94.8%	94.8%			—	64,937	Jewel / OSCO	$11.74
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1997	123,182	24,636	98.8%	98.8%			—	72,385	Dominick's	$14.23

Portfolio Summary Report By Region

June 30, 2010

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Granite City	JV-D	16%	IL	St. Louis	2004	46,237	7,560	100.0%	100.0%			—	46,237	Schnucks	$8.28
Hinsdale			IL	Chicago-Naperville-Joliet	1986	178,960	178,960	95.4%	95.4%			—	69,540	Dominick’s	$13.17
McHenry Commons Shopping Center	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1988	100,526	40,210	16.6%	16.6%			—	—	—	$16.50
Montvale Commons	JV-D	16%	IL	Springfield	1996	73,937	12,089	98.1%	98.1%			—	62,447	Schnucks	$10.35
Oaks Shopping Center	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1983	135,005	54,002	80.0%	80.0%			—	63,863	Dominick’s	$14.76
Riverside Sq & River's Edge	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1986	169,435	67,774	99.3%	99.3%			—	74,495	Dominick’s	$14.63
Riverview Plaza	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1981	139,256	55,702	96.7%	96.7%			—	50,094	Dominick’s	$10.80
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	2001	87,705	17,541	96.5%	96.5%			—	65,977	Dominick’s	$14.61
Shorewood Crossing II	JV-C2	20%	IL	Chicago-Naperville-Joliet	2005	86,276	17,255	98.1%	98.1%			—	—	—	$13.40
Stearns Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1999	96,613	19,323	91.6%	91.6%			—	65,613	Dominick’s	$13.17
Stonebrook Plaza Shopping Center	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1984	95,825	38,330	100.0%	100.0%			—	63,000	Dominick’s	$11.37
Swansea Plaza	JV-D	16%	IL	St. Louis	1988	118,892	19,439	95.9%	95.9%			—	70,017	Schnucks	$9.97
Urbana Crossing	JV-D	16%	IL	Champaign-Urbana	1997	85,196	13,930	96.7%	96.7%			—	62,105	Schnucks	$11.19
Westbrook Commons			IL	Chicago-Naperville-Joliet	1984	120,674	120,674	88.8%	88.8%			—	51,304	Dominick’s	$10.88
			IL			2,769,037	1,070,861	90.6%	90.7%	90.6%	90.7%	117,000	1,355,730
Airport Crossing			IN	Chicago-Naperville-Joliet	2006	11,924	11,924	66.4%	66.4%			89,911	—	(Kohl’s)	$16.91
Augusta Center			IN	Chicago-Naperville-Joliet	2006	14,532	14,532	75.4%	75.4%			213,988	213,988	(Menards)	$28.78
Evansville West Center	JV-D	16%	IN	Evansville	1989	79,885	13,061	91.9%	91.9%			—	62,273	Schnucks	$8.46
Greenwood Springs			IN	Indianapolis	2004	28,028	28,028	29.9%	29.9%			265,798	50,000	(Gander Mountain), (Wal-Mart Supercenter)	$19.65
Willow Lake Shopping Center	JV-GRI	40%	IN	Indianapolis	1987	85,923	34,369	79.1%	79.1%			64,000	64,000	(Kroger)	$16.83
Willow Lake West Shopping Center	JV-GRI	40%	IN	Indianapolis	2001	52,961	21,184	100.0%	100.0%			—	10,028	Trader Joe’s	$21.86
			IN			273,253	123,099	81.1%	71.2%	81.8%	71.7%	633,697	400,289
Walton Towne Center			KY	Cincinnati-Middletown	2007	23,186	23,186	81.9%	81.9%			116,432	116,432	(Kroger)	$17.20
			KY			23,186	23,186	81.9%	81.9%	NA	NA	116,432	116,432
Shops at Saugus			MA	Boston-Cambridge-Quincy	2006	90,055	90,055	91.9%	91.9%			—	11,000	Trader Joe’s	$25.24
Speedway Plaza	JV-C2	20%	MA	Worcester	1988	185,279	37,056	100.0%	100.0%			—	59,970	Stop & Shop, BJ’s Warehouse	$10.60
Twin City Plaza			MA	Boston-Cambridge-Quincy	2004	281,703	281,703	94.0%	94.0%			—	62,500	Shaw’s, Marshall’s	$16.38
			MA			557,037	408,814	95.6%	94.1%	96.4%	94.7%	—	133,470
Bowie Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1966	102,537	41,015	80.5%	80.5%			—	21,750	Giant Food	$19.63
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	2003	206,050	41,210	95.3%	95.3%			49,000	43,000	Giant Food, Sears, (Toys “R” Us)	$8.80
Cloppers Mill Village	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1995	137,035	54,814	94.2%	94.2%			—	70,057	Shoppers Food Warehouse	$17.64
Elkridge Corners	JV-GRI	40%	MD	Baltimore-Towson	1990	73,529	29,412	100.0%	100.0%			—	39,571	Super Fresh	$14.91
Festival at Woodholme	JV-GRI	40%	MD	Baltimore-Towson	1986	81,028	32,411	91.1%	91.1%			—	10,370	Trader Joe’s	$33.99
Firstfield Shopping Center	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1978	22,328	8,931	100.0%	100.0%			—	—	—	$36.34
Goshen Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1987	45,654	18,262	90.8%	90.8%			—	—	—	$19.07
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	118,326	29,582	96.4%	96.4%			—	53,754	Safeway	$25.13
Lee Airport			MD	Baltimore-Towson	2005	95,010	95,010	86.3%	86.3%			75,000	70,260	Giant Food, (Sunrise)	NA
Mitchellville Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1991	156,125	62,450	89.8%	89.8%			—	45,100	Food Lion	$22.25
Parkville Shopping Center	JV-GRI	40%	MD	Baltimore-Towson	1961	162,435	64,974	96.7%	96.7%			—	41,223	Super Fresh	$12.28
Southside Marketplace	JV-GRI	40%	MD	Baltimore-Towson	1990	125,146	50,058	95.6%	95.6%			—	44,264	Shoppers Food Warehouse	$15.57
Takoma Park	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1960	106,469	42,588	96.2%	96.2%			—	63,643	Shoppers Food Warehouse	$10.07
Valley Centre	JV-GRI	40%	MD	Baltimore-Towson	1987	247,837	99,135	81.6%	81.6%			—	—	—	$14.98
Watkins Park Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1985	113,443	45,377	94.8%	94.8%			—	43,205	Safeway	$19.18
Woodmoor Shopping Center	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1954	67,403	26,961	87.9%	87.9%			—	—	—	$25.02
			MD			1,860,355	742,189	91.6%	90.8%	91.9%	91.5%	124,000	546,197
Fenton Marketplace			MI	Flint	1999	97,224	97,224	91.4%	91.4%			—	53,739	Farmer Jack	$12.98
State Street Crossing			MI	Ann Arbor	2006	21,049	21,049	60.0%	60.0%			147,491	—	(Wal-Mart)	$23.32
			MI			118,273	118,273	85.8%	85.8%	91.4%	91.4%	147,491	53,739
Affton Plaza	JV-D	16%	MO	St. Louis	2000	67,760	11,079	100.0%	100.0%			—	61,218	Schnucks	$6.05
Bellerive Plaza	JV-D	16%	MO	St. Louis	2000	115,252	18,844	93.3%	93.3%			—	67,985	Schnucks	$9.55
Brentwood Plaza	JV-D	16%	MO	St. Louis	2002	60,452	9,884	96.5%	96.5%			—	51,800	Schnucks	$9.66
Bridgeton	JV-D	16%	MO	St. Louis	2005	70,762	11,570	100.0%	100.0%			129,802	63,482	Schnucks, (Home Depot)	$11.92
Butler Hill Centre	JV-D	16%	MO	St. Louis	1987	90,889	14,860	97.8%	97.8%			—	63,304	Schnucks	$10.50
Capital Crossing	JV-D	16%	MO	Jefferson City	2002	85,149	13,922	94.4%	94.4%			—	63,111	Schnucks	$11.06
City Plaza	JV-D	16%	MO	St. Louis	1998	80,149	13,104	94.9%	94.9%			—	62,348	Schnucks	$9.15
Crestwood Commons	JV-D	16%	MO	St. Louis	1994	67,285	11,001	100.0%	100.0%			132,463	67,285	Schnucks, (Best Buy), (Gordman’s)	$11.79
Dardenne Crossing	JV-D	16%	MO	St. Louis	1996	67,430	11,025	100.0%	100.0%			—	63,333	Schnucks	$10.96
Dorsett Village	JV-D	16%	MO	St. Louis	1998	104,217	17,039	100.0%	100.0%			35,090	59,483	Schnucks, (Orlando Gardens Banquet Center)	$11.84
Kirkwood Commons	JV-D	16%	MO	St. Louis	2000	467,703	76,469	100.0%	100.0%			258,000	—	Wal-Mart, (Target), (Lowe’s)	$9.40
Lake St. Louis	JV-D	16%	MO	St. Louis	2004	75,643	12,368	98.1%	98.1%			—	63,187	Schnucks	$12.69
O’Fallon Centre	JV-D	16%	MO	St. Louis	1984	71,300	11,658	87.5%	87.5%			—	55,050	Schnucks	$8.16
Plaza 94	JV-D	16%	MO	St. Louis	2005	66,555	10,882	93.6%	93.6%			—	52,844	Schnucks	$9.49
Richardson Crossing	JV-D	16%	MO	St. Louis	2000	82,994	13,570	97.1%	97.1%			—	61,494	Schnucks	$12.05
Shackelford Center	JV-D	16%	MO	St. Louis	2006	49,635	8,115	97.4%	97.4%			—	45,960	Schnucks	$7.44
Sierra Vista Plaza	JV-D	16%	MO	St. Louis	1993	74,666	12,208	98.4%	98.4%			—	56,201	Schnucks	$10.09
Twin Oaks	JV-D	16%	MO	St. Louis	2006	71,682	11,720	100.0%	100.0%			—	63,482	Schnucks	$12.17
University City Square	JV-D	16%	MO	St. Louis	1997	79,230	12,954	100.0%	100.0%			—	61,600	Schnucks	$9.25
Washington Crossing	JV-D	16%	MO	St. Louis	1999	117,626	19,232	97.1%	97.1%			—	56,250	Schnucks	$10.91

Portfolio Summary Report By Region

June 30, 2010

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Wentzville Commons	JV-D	16%	MO	St. Louis	2000	74,205	12,133	98.1%	98.1%			106,086	61,860	Schnucks, (Home Depot)	$11.13
Wildwood Crossing	JV-D	16%	MO	St. Louis	1997	108,200	17,691	79.5%	79.5%			—	61,500	Schnucks	$12.06
Zumbehl Commons	JV-D	16%	MO	St. Louis	1990	116,682	19,078	94.2%	94.2%			—	74,672	Schnucks	$8.69
			MO			2,265,466	370,404	96.7%	96.7%	96.7%	96.7%	661,441	1,337,449
Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1998	184,841	46,210	99.4%	99.4%			87,437	61,736	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$11.10
Colonial Square	JV-GRI	40%	MN	Minneapolis-St. Paul-Bloomington	1959	93,200	37,280	97.0%	97.0%			—	43,978	Lund’s	$15.81
Rockford Road Plaza	JV-GRI	40%	MN	Minneapolis-St. Paul-Bloomington	1991	205,897	82,359	93.7%	93.7%			—	65,608	Rainbow Foods	$12.33
			MN			483,938	165,849	96.5%	96.0%	96.5%	96.0%	87,437	171,322
Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1949	635,918	190,775	84.1%	84.1%			—	79,830	Harris Teeter, Fresh Market	$15.67
Carmel Commons			NC	Charlotte-Gastonia-Concord	1979	132,651	132,651	99.1%	99.1%			—	14,300	Fresh Market	$15.42
Cochran Commons	JV-C2	20%	NC	Charlotte-Gastonia-Concord	2003	66,020	13,204	91.6%	91.6%			—	41,500	Harris Teeter	$14.34
Colonnade Center			NC	Raleigh-Cary	2009	57,000	57,000	70.2%	70.2%			—	40,000	Whole Foods	NA
Fuquay Crossing	JV-RC	25%	NC	Raleigh-Cary	2002	124,774	31,194	94.6%	94.6%			—	46,478	Kroger	$8.96
Garner Towne Square			NC	Raleigh-Cary	1998	221,776	221,776	95.2%	95.2%			273,000	57,590	Kroger, (Home Depot), (Target)	$12.53
Glenwood Village			NC	Raleigh-Cary	1983	42,864	42,864	100.0%	100.0%			—	27,764	Harris Teeter	$13.80
Harris Crossing			NC	Raleigh-Cary	2007	65,367	65,367	87.4%	87.4%			—	53,365	Harris Teeter	NA
Lake Pine Plaza			NC	Raleigh-Cary	1997	87,690	87,690	89.6%	89.6%			—	57,590	Kroger	$10.94
Maynard Crossing	JV-USAA	20%	NC	Raleigh-Cary	1997	122,782	24,556	94.0%	94.0%			—	55,973	Kroger	$14.83
Providence Commons	JV-RC	25%	NC	Charlotte-Gastonia-Concord	1994	197,801	49,450	100.0%	100.0%			—	50,420	Lowes	$15.11
Middle Creek Commons			NC	Raleigh-Cary	2006	73,634	73,634	92.7%	92.7%			—	49,495	Lowes Foods	$14.57
Shoppes of Kildaire	JV-GRI	40%	NC	Raleigh-Cary	1986	148,204	59,282	94.2%	94.2%			—	18,613	Trader Joe’s	$14.92
Southpoint Crossing			NC	Durham	1998	103,128	103,128	96.4%	96.4%			—	59,160	Kroger	$15.80
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1985	101,024	20,205	78.8%	78.8%			—	24,167	Fresh Market	$16.28
Woodcroft Shopping Center			NC	Durham	1984	89,833	89,833	98.6%	98.6%			—	40,832	Food Lion	$12.00
			NC			2,270,466	1,262,609	90.9%	92.2%	91.5%	93.6%	273,000	717,077
Plaza Square	JV-GRI	40%	NJ	New York-Northern New Jersey-Long Island	1990	103,842	41,537	97.6%	97.6%			—	60,000	Shop Rite	$21.95
Haddon Commons	JV-GRI	40%	NJ	Philadelphia-Camden-Wilmington	1985	52,640	21,056	93.4%	93.4%			—	34,240	Acme Markets	$5.56
			NJ			156,482	62,593	96.2%	96.2%	96.2%	96.2%	—	94,240
Anthem Highlands Shopping Center			NV	Las Vegas-Paradise	2004	108,515	108,515	80.6%	80.6%			—	53,963	Albertsons	$13.22
Deer Springs Town Center			NV	Las Vegas-Paradise	2007	330,952	330,952	78.6%	78.6%			132,360	—	(Target), Home Depot, Toys “R” Us	$13.47
			NV			439,467	439,467	79.1%	79.1%	80.6%	80.6%	132,360	53,963
Beckett Commons			OH	Cincinnati-Middletown	1995	121,498	121,498	72.0%	72.0%			—	70,815	Kroger	$10.93
Cherry Grove			OH	Cincinnati-Middletown	1997	195,513	195,513	97.1%	97.1%			—	66,336	Kroger	$9.91
East Pointe			OH	Columbus	1993	86,503	86,503	100.0%	100.0%			—	59,120	Kroger	$10.70
Hyde Park			OH	Cincinnati-Middletown	1995	396,861	396,861	97.4%	97.4%			—	169,267	Kroger, Biggs	$13.78
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2005	146,116	29,223	100.0%	100.0%			203,000	—	Kohl’s, (Wal-Mart Supercenter)	$5.09
Kroger New Albany Center			OH	Columbus	1999	93,286	93,286	90.3%	90.3%			—	63,805	Kroger	$11.18
Maxtown Road (Northgate)			OH	Columbus	1996	85,100	85,100	98.4%	98.4%			90,000	62,000	Kroger, (Home Depot)	$10.78
Park Place Shopping Center			OH	Columbus	1988	106,832	106,832	61.2%	61.2%			—	—	—	$9.35
Red Bank Village			OH	Cincinnati-Middletown	2006	164,317	164,317	96.5%	96.5%			—	—	Wal-Mart	$5.66
Regency Commons			OH	Cincinnati-Middletown	2004	30,770	30,770	80.5%	80.5%			—	—	—	$23.21
Shoppes at Mason			OH	Cincinnati-Middletown	1997	80,800	80,800	100.0%	100.0%			—	56,800	Kroger	$9.97
Sycamore Crossing & Sycamore Plaza	JV-RRP	20%	OH	Cincinnati-Middletown	1966	390,957	78,191	90.9%	90.9%			—	25,723	Fresh Market, Macy’s Furniture Gallery, Toys ‘R Us, Dick’s Sporting Goods	$16.55
Wadsworth Crossing			OH	Cleveland-Elyria-Mentor	2005	108,167	108,167	88.7%	88.7%			366,722	—	(Kohl’s), (Lowe’s), (Target)	$13.89
Westchester Plaza			OH	Cincinnati-Middletown	1988	88,181	88,181	98.4%	98.4%			—	66,523	Kroger	$9.81
Windmiller Plaza Phase I			OH	Columbus	1997	140,437	140,437	98.5%	98.5%			—	101,428	Kroger	$8.55
			OH			2,235,338	1,805,680	92.6%	92.4%	92.6%	92.4%	659,722	741,817
Corvallis Market Center			OR	Corvallis	2006	84,548	84,548	100.0%	100.0%			—	12,017	Trader Joe’s	$18.45
Greenway Town Center	JV-GRI	40%	OR	Portland-Vancouver-Beaverton	1979	93,101	37,240	98.1%	98.1%			—	37,500	Lamb’s Thriftway	$12.94
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1988	148,967	148,967	91.6%	91.6%			—	41,132	Safeway	$14.03
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1999	87,966	87,966	98.4%	98.4%			—	55,227	Safeway	$11.00
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	1995	124,259	124,259	96.6%	96.6%			—	49,793	Albertsons	$17.64
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1988	52,710	52,710	98.4%	98.4%			—	—	—	$23.01
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2006	71,000	71,000	97.3%	97.3%			—	56,500	Whole Foods	$24.81
Walker Center			OR	Portland-Vancouver-Beaverton	1987	89,610	89,610	100.0%	100.0%			—	—	Sports Authority	$16.84
			OR			752,161	696,300	97.0%	96.9%	97.0%	96.9%	—	252,169
Allen Street Shopping Center	JV-GRI	40%	PA	Allentown-Bethlehem-Easton	1958	46,228	18,491	96.7%	96.7%			—	22,075	Ahart Market	$12.72
City Avenue Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1960	159,095	63,638	94.4%	94.4%			—	—	—	$17.62
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	1960	219,337	219,337	91.4%	91.4%			—	11,100	Trader Joe’s	$23.84
Hershey			PA	Harrisburg-Carlisle	2000	6,000	6,000	100.0%	100.0%			—	—	—	$27.64
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	2006	14,820	14,820	100.0%	100.0%			—	—	—	$30.36
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	2007	65,367	65,367	88.9%	88.9%			133,000	—	(Target), Sports Authority	$25.59
Mayfair Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1988	112,276	44,910	88.7%	88.7%			—	25,673	Shop ‘N Bag	$15.80

Portfolio Summary Report By Region

June 30, 2010

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Mercer Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1988	91,400	36,560	92.1%	92.1%			—	50,708	Genuardi’s	$19.49
Newtown Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1970	146,910	58,764	91.1%	91.1%			—	56,226	Acme Markets	$14.76
Silver Spring Square	JV-RRP	20%	PA	Harrisburg-Carlisle	2005	314,449	62,890	95.9%	95.9%			139,377	130,000	Wegmans, (Target)	$14.96
Stefko Boulevard Shopping Center	JV-GRI	40%	PA	Allentown-Bethlehem-Easton	1976	133,824	53,530	89.2%	89.2%			—	73,000	Valley Farm Market	$6.97
Warwick Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1999	89,680	35,872	96.0%	96.0%			—	50,658	Genuardi’s	$18.12
			PA			1,399,386	680,179	92.8%	92.2%	93.0%	92.5%	272,377	419,440
Buckwalter Village			SC	Hilton Head Island-Beaufort	2006	59,601	59,601	95.3%	95.3%			—	45,600	Publix	$13.91
Merchants Village	JV-GRI	40%	SC	Charleston-North Charleston	1997	79,724	31,890	97.0%	97.0%			—	37,888	Publix	$13.70
Murray Landing	JV-M3	25%	SC	Columbia	2003	64,359	16,090	97.8%	97.8%			—	44,840	Publix	$12.44
Orangeburg			SC	Charleston-North Charleston	2006	14,820	14,820	100.0%	100.0%			—	—	—	$23.01
Queensborough Shopping Center	JV-O	50%	SC	Charleston-North Charleston	1993	82,333	41,167	95.9%	95.9%			—	65,796	Publix	$9.81
Surfside Beach Commons	JV-C2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	1999	59,881	11,976	94.7%	94.7%			—	46,624	Bi-Lo	$11.91
			SC			360,718	175,543	96.3%	96.3%	96.3%	96.3%	—	240,748
Collierville Crossing	JV-D	16%	TN	Memphis	2004	86,065	14,072	94.8%	94.8%			125,500	63,193	Schnucks, (Target)	$12.36
Dickson Tn			TN	Nashville-Davidson—Murfreesboro	1998	10,908	10,908	100.0%	100.0%			—	—	—	$20.35
Harpeth Village Fieldstone			TN	Nashville-Davidson—Murfreesboro	1998	70,091	70,091	100.0%	100.0%			—	55,377	Publix	$13.59
Lebanon Center			TN	Nashville-Davidson—Murfreesboro	2006	63,800	63,800	89.0%	89.0%			—	45,600	Publix	$12.17
Nashboro Village			TN	Nashville-Davidson—Murfreesboro	1998	86,811	86,811	95.2%	95.2%			—	61,224	Kroger	$10.56
Northlake Village			TN	Nashville-Davidson—Murfreesboro	1988	137,807	137,807	79.9%	79.9%			—	64,537	Kroger	$12.82
Peartree Village			TN	Nashville-Davidson—Murfreesboro	1997	109,904	109,904	90.9%	90.9%			—	60,647	Harris Teeter	$17.31
			TN			565,386	493,393	90.5%	89.9%	90.7%	90.1%	125,500	350,578
Alden Bridge	JV-USAA	20%	TX	Houston-Baytown-Sugar Land	1998	138,953	27,791	92.2%	92.2%			—	67,768	Kroger	$16.87
Atascocita Center			TX	Houston-Baytown-Sugar Land	2003	97,240	97,240	96.1%	96.1%			—	65,740	Kroger	$9.97
Bethany Park Place	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	1998	98,906	19,781	96.6%	96.6%			—	83,214	Kroger	$11.15
Cochran’s Crossing			TX	Houston-Baytown-Sugar Land	1994	138,192	138,192	93.9%	93.9%			—	63,449	Kroger	$16.08
Cooper Street			TX	Dallas-Fort Worth-Arlington	1992	127,696	127,696	88.3%	88.3%			102,950	—	(Home Depot)	$10.41
Fort Bend Center			TX	Houston-Baytown-Sugar Land	2000	30,164	30,164	87.5%	87.5%			67,106	67,106	(Kroger)	$16.80
Hancock			TX	Austin-Round Rock	1998	410,438	410,438	94.2%	94.2%			—	90,217	H.E.B., Sears	$12.69
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2006	28,134	28,134	60.1%	60.1%			81,264	81,264	(Kroger)	$21.01
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1991	14,530	14,530	100.0%	100.0%			—	—	—	$33.92
Highland Village			TX	Dallas-Fort Worth-Arlington	2005	351,635	351,635	80.1%	80.1%			—	—	AMC Theater	$24.53
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2003	136,625	68,313	96.7%	96.7%			—	79,000	H.E.B.	$18.88
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1999	114,937	114,937	95.2%	95.2%			—	63,631	Tom Thumb	$14.64
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2003	148,964	37,241	80.2%	80.2%			—	80,925	H.E.B.	$15.90
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2002	56,674	56,674	77.5%	77.5%			62,804	62,804	(Albertsons)	$22.97
Main Street Center	JV-GRI	40%	TX	Dallas-Fort Worth-Arlington	2002	42,754	17,102	51.6%	51.6%			62,322	62,322	(Albertsons)	$20.53
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1990	96,353	96,353	98.8%	98.8%			—	64,228	Tom Thumb	$18.19
Market at Round Rock			TX	Austin-Round Rock	1987	122,646	122,646	63.0%	63.0%			—	29,523	Sprout’s Markets	$16.61
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1987	120,321	120,321	98.8%	98.8%			—	48,525	Tom Thumb	$15.78
North Hills			TX	Austin-Round Rock	1995	144,020	144,020	96.0%	96.0%			—	60,465	H.E.B.	$20.04
Panther Creek			TX	Houston-Baytown-Sugar Land	1994	165,538	165,538	98.8%	98.8%			—	65,800	Randall’s Food	$16.42
Preston Park			TX	Dallas-Fort Worth-Arlington	1985	239,333	239,333	88.4%	88.4%			—	53,118	Tom Thumb	$24.68
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1998	91,537	91,537	95.4%	95.4%			—	63,636	Kroger	$13.23
Prestonwood Park			TX	Dallas-Fort Worth-Arlington	1999	101,167	101,167	52.7%	52.7%			62,322	62,322	(Albertsons)	$22.42
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2004	46,095	46,095	100.0%	100.0%			73,770	57,017	(Kroger)	$22.81
Shiloh Springs	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	1998	110,040	22,008	83.6%	83.6%			—	60,932	Kroger	$13.71
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2004	32,415	32,415	68.8%	68.8%			61,962	61,962	(Kroger)	$20.42
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2000	128,643	128,643	100.0%	100.0%			—	63,373	Kroger	$17.89
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2000	134,045	26,809	98.1%	98.1%			—	65,241	Kroger	$16.43
Trophy Club			TX	Dallas-Fort Worth-Arlington	1999	106,507	106,507	87.1%	87.1%			—	63,654	Tom Thumb	$12.90
Waterside Marketplace			TX	Houston-Baytown-Sugar Land	2007	24,858	24,858	92.5%	92.5%			102,984	102,984	(Kroger)	$22.93
Weslayan Plaza East	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1969	169,693	67,877	100.0%	100.0%			—	—	—	$13.00
Weslayan Plaza West	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1969	185,964	74,386	98.8%	98.8%			—	51,960	Randall’s Food	$16.61
Westwood Village			TX	Houston-Baytown-Sugar Land	2006	183,424	183,424	86.1%	86.1%			126,874	—	(Target)	$15.56
Woodway Collection	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1974	111,165	44,466	82.3%	82.3%			—	56,596	Randall’s Food	$15.33
			TX			4,249,606	3,378,270	89.4%	88.9%	89.7%	89.3%	804,358	1,898,776
601 King Street	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1980	8,003	3,201	87.3%	87.3%			—	—	—	$47.04
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	2000	91,905	91,905	95.7%	95.7%			—	48,999	Giant Food	$20.98
Ashburn Farm Village Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1996	88,897	35,559	89.3%	89.3%			—	57,030	Shoppers Food Warehouse	$13.18
Braemar Shopping Center	JV-RC	25%	VA	Washington-Arlington-Alexandria	2004	96,439	24,110	92.7%	92.7%			—	57,860	Safeway	$17.12
Centre Ridge Marketplace	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1996	104,100	41,640	94.5%	94.5%			—	55,138	Shoppers Food Warehouse	$16.04
Cheshire Station			VA	Washington-Arlington-Alexandria	2000	97,156	97,156	100.0%	100.0%			—	55,163	Safeway	$16.53
Culpeper Colonnade			VA	Culpeper	2006	131,707	131,707	97.1%	97.1%			127,307	68,421	Martin’s, (Target)	$14.11
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	1955	78,111	78,111	78.9%	78.9%			—	—	—	$13.55
Festival at Manchester Lakes	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1990	165,130	66,052	96.4%	96.4%			—	65,000	Shoppers Food Warehouse	$22.39

Portfolio Summary Report By Region

June 30, 2010

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Fortuna Center Plaza	JV-RRP	20%	VA	Washington-Arlington-Alexandria	2004	104,694	20,939	100.0%	100.0%			123,735	66,870	Shoppers Food Warehouse, (Target)	$14.35
Fox Mill Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1977	103,269	41,308	96.1%	96.1%			—	49,837	Giant Food	$20.58
Gayton Crossing	JV-GRI	40%	VA	Richmond	1983	156,917	62,767	97.5%	97.5%			—	38,408	Ukrop’s	$13.30
Greenbriar Town Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1972	340,006	136,002	97.3%	97.3%			—	62,319	Giant Food	$21.08
Hanover Village Shopping Center	JV-GRI	40%	VA	Richmond	1971	93,147	37,259	70.4%	70.4%			—	—	—	$9.50
Hollymead Town Center	JV-C2	20%	VA	Charlottesville	2004	153,739	30,748	97.0%	97.0%			142,500	60,607	Harris Teeter, (Target)	$19.73
Kamp Washington Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1960	71,825	28,730	95.8%	95.8%			—	—	—	$32.77
Kings Park Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1966	74,702	29,881	95.6%	95.6%			—	28,161	Giant Food	$23.49
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	132,445	26,489	100.0%	100.0%			—	63,000	Shoppers Food Warehouse	$18.70
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	51,807	10,361	88.4%	88.4%			—	—	—	$28.50
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	2003	149,791	149,791	90.3%	90.3%			—	51,922	Safeway	$14.35
Saratoga Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1977	113,013	45,205	100.0%	100.0%			—	55,713	Giant Food	$16.16
Shops at County Center			VA	Washington-Arlington-Alexandria	2005	96,695	96,695	96.9%	96.9%			—	52,409	Harris Teeter	$19.99
Signal Hill	JV-C2	20%	VA	Washington-Arlington-Alexandria	2004	95,172	19,034	97.5%	97.5%			—	67,470	Shoppers Food Warehouse	$19.05
Stonewall			VA	Washington-Arlington-Alexandria	2007	267,175	267,175	96.2%	96.2%			—	140,000	Wegmans	$12.68
Town Center at Sterling Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1980	190,069	76,028	88.3%	88.3%			—	46,935	Giant Food	$19.66
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	1991	298,271	59,654	92.9%	92.9%			—	48,424	Shoppers Food Warehouse, Gold’s Gym	$20.95
Village Shopping Center	JV-GRI	40%	VA	Richmond	1948	111,177	44,471	99.4%	99.4%			—	45,023	Ukrop’s	$18.25
Willston Centre I	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1952	105,376	42,150	92.6%	92.6%			—	—	—	$21.51
Willston Centre II	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1986	127,449	50,980	95.8%	95.8%			140,984	42,491	Safeway, (Target)	$18.70
			VA			3,698,187	1,845,107	94.5%	94.3%	94.5%	94.3%	534,526	1,327,200
Aurora Marketplace	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1991	106,921	42,768	97.2%	97.2%			—	48,893	Safeway	$14.92
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	1999	211,072	42,214	94.2%	94.2%			—	49,440	Safeway	$10.37
Eastgate Plaza	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1956	78,230	31,292	100.0%	100.0%			—	28,775	Albertsons	$20.95
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	1985	17,253	17,253	100.0%	100.0%			—	—	—	$28.98
Orchards Market Center I	JV-RRP	20%	WA	Portland-Vancouver-Beaverton	2004	100,663	20,133	100.0%	100.0%			—	—	Wholesale Sports	$12.51
Orchards Market Center II			WA	Portland-Vancouver-Beaverton	2005	77,478	77,478	87.3%	87.3%			—	—	LA Fitness	$17.79
Overlake Fashion Plaza	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1987	80,555	32,222	96.9%	96.9%			230,300	—	(Sears)	$22.14
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	1989	102,899	102,899	100.0%	100.0%			—	40,982	Quality Foods	$19.86
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	1992	101,289	101,289	95.1%	95.1%			55,000	55,000	(Safeway)	$23.34
Southcenter			WA	Seattle-Tacoma-Bellevue	1990	58,282	58,282	90.0%	90.0%			111,900	—	(Target)	$33.86
Thomas Lake			WA	Seattle-Tacoma-Bellevue	1998	103,872	103,872	96.4%	96.4%			—	50,065	Albertsons	$14.87
			WA			1,038,514	629,702	95.9%	95.4%	95.9%	95.4%	397,200	273,155
Racine Centre Shopping Center	JV-GRI	40%	WI	Racine	1988	135,827	54,331	98.2%	98.2%			—	50,979	Piggly Wiggly	$7.12
Whitnall Square Shopping Center	JV-GRI	40%	WI	Milwaukee-Waukesha-West Allis	1989	133,301	53,320	90.0%	90.0%			—	69,090	Pick ‘N’ Save	$7.55
			WI			269,128	107,651	94.2%	94.2%	94.2%	94.2%	—	120,069

Regency Centers Total						45,065,551	29,618,371	92.3%	91.7%	93.0%	92.8%	8,069,817	17,613,703

(1)  Major Tenants are the grocer anchor and any tenant over 40,000 square feet. Tenants in parenthesis own their own GLA.

(2)  Average Base Rent/Sq. Ft. does not include ground leases.

JV-C:	Co-investment Partnership with Oregon
JV-C2:	Co-investment Partnership with Oregon
JV-CCV:	Co-investment Partnership with Oregon
JV-D:	Co-investment Partnership with DESCO and Charter Hall Retail REIT (formerly Macquarie CountryWide)
JV-GRI:	Co-investment Partnership with GRI
JV-M3:	Co-investment Partnership with Charter Hall Retail REIT (formerly Macquarie CountryWide)
JV-O:	Other, single property Co-investment Partnerships
JV-RC:	Co-investment Partnership with CalSTRS
JV-RRP:	Regency Retail Partners (open-end fund)
JV-USAA:	Co-investment Partnership with USAA

Properties managed by Regency, but not owned

Ocala Corners	FL	Tallahassee	86,772
Northlake Promenade	GA	Atlanta-Sandy Springs-Marietta	25,394
Orchard Square	GA	Atlanta-Sandy Springs-Marietta	93,222
Powers Ferry Kroger	GA	Atlanta-Sandy Springs-Marietta	45,528
Lindbergh Crossing	GA	Atlanta-Sandy Springs-Marietta	27,059
Roswell Crossing	GA	Atlanta-Sandy Springs-Marietta	201,979
Trowbridge Crossing	GA	Atlanta-Sandy Springs-Marietta	62,558
Woodstock Crossing	GA	Atlanta-Sandy Springs-Marietta	66,122
Franklin Square	KY	Frankfort	203,317
Centennial Crossroads Plaza	NV	Las Vegas-Paradise	99,064
Regency Milford Center	OH	Cincinnati-Middletown	108,923
Hillsboro Market Center	OR	Portland-Vancouver-Beaverton	148,051
Cherry Park Market	OR	Portland-Vancouver-Beaverton	113,518

Total square footage managed by Regency, but not owned			1,281,507

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

June 30, 2010

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	2,204,033	7.7%	$20,390,815	4.6%	45	13
Publix	1,970,183	6.8%	18,468,426	4.2%	56	19
Safeway	1,736,204	6.0%	17,142,914	3.9%	54	30
Supervalu	965,485	3.4%	11,213,881	2.5%	28	15
CVS	505,031	1.8%	7,199,240	1.6%	49	23
Blockbuster Video	252,097	0.9%	5,364,408	1.2%	65	27
TJX Companies	469,986	1.6%	5,115,564	1.2%	24	11
Whole Foods	139,419	0.5%	4,116,298	0.9%	5	2
Ross Dress For Less	266,607	0.9%	4,008,984	0.9%	16	10
Starbucks	102,095	0.4%	3,467,651	0.8%	86	34
Wells Fargo Bank	69,379	0.2%	3,459,691	0.8%	45	29
Sports Authority	181,523	0.6%	3,458,514	0.8%	5	1
Sears Holdings	442,581	1.5%	3,384,316	0.8%	13	7
PETCO	182,874	0.6%	3,371,111	0.8%	21	11
Rite Aid	227,758	0.8%	3,209,845	0.7%	26	15
Ahold	278,445	1.0%	3,167,987	0.7%	12	10
Bank of America	72,263	0.3%	3,037,594	0.7%	27	12
Walgreens	173,696	0.6%	2,949,431	0.7%	15	4
PetSmart	178,850	0.6%	2,917,244	0.7%	10	4
Subway	100,498	0.3%	2,869,581	0.7%	114	53
Target	349,683	1.2%	2,861,943	0.6%	4	2
H.E.B.	210,413	0.7%	2,771,745	0.6%	4	2
Schnucks	308,578	1.1%	2,687,565	0.6%	31	31
The UPS Store	98,755	0.3%	2,526,958	0.6%	98	41
Harris Teeter	192,746	0.7%	2,465,032	0.6%	7	4
Hallmark	140,688	0.5%	2,438,148	0.6%	48	26
Staples	154,720	0.5%	2,390,302	0.5%	12	6
JPMorgan Chase Bank	61,213	0.2%	2,366,416	0.5%	23	6
Michael's	194,825	0.7%	2,325,981	0.5%	12	4

Fuel Pad base rent (below) is included in the respective grocer's annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$101,550
Kroger Total	34,450
Schnucks Total	6,540

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Target	1,911,479	20	24
Kroger	688,932	9	54
Safeway	314,000	6	60
Sears Holdings	92,080	1	14
Supervalu	78,371	2	30
Publix	62,771	1	57

	3,147,632

(1)	GLA includes only Regency's pro-rata share of GLA in unconsolidated co-investment partnerships.
(2)	Annualized Base Rent includes only Regency's pro-rata share of rent from unconsolidated co-investment partnerships.

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

June 30, 2010

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Safeway	2,883,127	6.6%	$30,410,404	4.6%	54	30
Kroger	2,727,615	6.2%	24,814,081	3.8%	45	13
Publix	2,565,196	5.9%	24,303,756	3.7%	56	19
Supervalu	1,494,411	3.4%	16,654,944	2.5%	28	15
Schnucks	1,887,329	4.3%	16,437,709	2.5%	31	31
CVS	728,108	1.7%	10,928,743	1.7%	49	23
Blockbuster Video	347,030	0.8%	7,408,751	1.1%	65	27
TJX Companies	661,832	1.5%	7,189,609	1.1%	24	11
Ross Dress For Less	461,206	1.1%	6,623,348	1.0%	16	10
Ahold	569,709	1.3%	6,116,354	0.9%	12	10
Whole Foods	211,557	0.5%	6,046,892	0.9%	5	2
Wells Fargo Bank	113,636	0.3%	5,830,612	0.9%	45	29
PETCO	300,942	0.7%	5,688,770	0.9%	21	11
Rite Aid	377,211	0.9%	4,854,169	0.7%	26	15
Starbucks	139,408	0.3%	4,773,354	0.7%	86	34
Target	514,078	1.2%	4,738,724	0.7%	4	2
Sears Holdings	594,996	1.4%	4,688,450	0.7%	13	7
Bank of America	97,458	0.2%	4,479,876	0.7%	27	12
Harris Teeter	356,347	0.8%	4,467,121	0.7%	7	4
Subway	151,376	0.3%	4,268,534	0.6%	114	53
H.E.B.	310,607	0.7%	4,146,745	0.6%	4	2
24 Hour Fitness	198,706	0.5%	3,959,205	0.6%	6	4
PetSmart	240,700	0.5%	3,847,993	0.6%	10	4
Sports Authority	209,757	0.5%	3,810,032	0.6%	5	1
Hallmark	223,825	0.5%	3,754,282	0.6%	48	26
Toys “R” Us	262,446	0.6%	3,689,186	0.6%	6	5
Staples	249,067	0.6%	3,621,568	0.6%	12	6
The UPS Store	140,507	0.3%	3,535,284	0.5%	98	41
Walgreens	209,750	0.5%	3,498,207	0.5%	15	4

Fuel Pad base rent (below) is included in the respective grocer's annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$237,000
Kroger Total	44,200
Schnucks Total	40,000

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Target	2,637,263	20	24
Kroger	727,332	9	54
Safeway	314,000	6	60
Sears Holdings	230,200	1	14
Supervalu	101,721	2	30
Publix	62,771	1	57

	4,073,287

(1)	GLA includes 100% of the GLA in unconsolidated co-investment partnerships.
(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated co-investment partnerships.

Tenant Lease Expirations

June 30, 2010

Inline Tenants
		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro- Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	267,461	2.3%	$5,133,094	1.8%	$19.19	408,938	2.4%	$7,881,281	1.9%
2010	706,724	5.9%	15,731,754	5.5%	22.26	986,583	5.7%	21,901,998	5.3%
2011	1,950,360	16.4%	45,470,639	15.8%	23.31	2,855,128	16.5%	65,946,118	15.9%
2012	2,280,339	19.2%	53,367,905	18.5%	23.40	3,303,616	19.1%	76,883,189	18.5%
2013	1,766,653	14.9%	42,111,575	14.6%	23.84	2,585,305	14.9%	60,242,593	14.5%
2014	1,605,091	13.5%	38,674,245	13.4%	24.09	2,393,189	13.8%	56,271,149	13.6%
2015	1,012,670	8.5%	24,991,014	8.7%	24.68	1,541,321	8.9%	37,604,257	9.1%
2016	359,549	3.0%	8,998,151	3.1%	25.03	656,299	3.8%	15,087,601	3.6%
2017	498,920	4.2%	13,064,601	4.5%	26.19	648,924	3.7%	17,199,023	4.1%
2018	458,864	3.9%	11,031,400	3.8%	24.04	603,145	3.5%	14,670,495	3.5%
2019	245,798	2.1%	5,882,854	2.0%	23.93	383,426	2.2%	9,284,151	2.2%

10 Year Total	11,152,429	93.8%	264,457,233	91.8%	23.71	16,365,874	94.5%	382,971,854	92.3%

Thereafter	731,786	6.2%	23,681,265	8.2%	32.36	954,639	5.5%	31,883,379	7.7%

	11,884,215	100.0%	$288,138,498	100.0%	$24.25	17,320,513	100.0%	$414,855,233	100.0%

Reflects in place leases as of June 30, 2010, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Tenant Lease Expirations

June 30, 2010

All Tenants
		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro- Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)

(1)	267,461	1.0%	$5,133,094	1.2%	$19.19	408,938	1.0%	$7,881,281	1.2%
2010	910,868	3.5%	17,615,613	4.0%	19.34	1,258,089	3.1%	24,182,374	3.7%
2011	2,899,478	11.0%	52,366,048	11.9%	18.06	4,102,666	10.2%	75,479,814	11.5%
2012	3,571,203	13.6%	65,947,831	15.0%	18.47	5,169,095	12.8%	95,037,150	14.5%
2013	2,644,955	10.1%	49,272,178	11.2%	18.63	4,153,037	10.3%	73,194,397	11.1%
2014	2,503,868	9.5%	47,609,524	10.8%	19.01	3,686,503	9.1%	69,872,017	10.6%
2015	1,629,450	6.2%	30,972,501	7.0%	19.01	2,702,287	6.7%	49,003,918	7.5%
2016	960,250	3.7%	14,931,288	3.4%	15.55	1,828,391	4.5%	26,893,699	4.1%
2017	1,295,699	4.9%	22,614,239	5.1%	17.45	2,092,686	5.2%	34,318,351	5.2%
2018	1,327,244	5.0%	20,481,685	4.7%	15.43	1,906,746	4.7%	28,957,297	4.4%
2019	1,175,274	4.5%	17,789,540	4.0%	15.14	1,762,738	4.4%	26,092,349	4.0%

10 Year Total	19,185,751	73.0%	344,733,541	78.3%	17.97	29,071,176	72.1%	510,912,646	77.7%

Thereafter	7,102,795	27.0%	95,605,348	21.7%	13.46	11,232,501	27.9%	146,585,125	22.3%

	26,288,546	100.0%	$440,338,889	100.0%	$16.75	40,303,677	100.0%	$657,497,772	100.0%

Anchor Tenants(3)
	Regency’s Pro-Rata Share					Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro- Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)

(1)	—	0.0%	$—	0.0%	—	—	0.0%	$—	0.0%
2010	204,144	1.4%	1,883,859	1.2%	9.23	271,506	1.2%	2,280,376	0.9%
2011	949,118	6.6%	6,895,409	4.5%	7.27	1,247,538	5.4%	9,533,696	3.9%
2012	1,290,864	9.0%	12,579,926	8.3%	9.75	1,865,479	8.1%	18,153,960	7.5%
2013	878,301	6.1%	7,160,603	4.7%	8.15	1,567,732	6.8%	12,951,804	5.3%
2014	898,777	6.2%	8,935,280	5.9%	9.94	1,293,314	5.6%	13,600,868	5.6%
2015	616,779	4.3%	5,981,487	3.9%	9.70	1,160,966	5.1%	11,399,661	4.7%
2016	600,701	4.2%	5,933,137	3.9%	9.88	1,172,092	5.1%	11,806,098	4.9%
2017	796,779	5.5%	9,549,638	6.3%	11.99	1,443,762	6.3%	17,119,328	7.1%
2018	868,380	6.0%	9,450,285	6.2%	10.88	1,303,601	5.7%	14,286,802	5.9%
2019	929,477	6.5%	11,906,685	7.8%	12.81	1,379,312	6.0%	16,808,199	6.9%

10 Year Total	8,033,321	55.8%	80,276,307	52.7%	9.99	12,705,302	55.3%	127,940,792	52.7%

Thereafter	6,371,009	44.2%	71,924,083	47.3%	11.29	10,277,862	44.7%	114,701,747	47.3%

	14,404,330	100.0%	$152,200,391	100.0%	$10.57	22,983,164	100.0%	$242,642,539	100.0%

Reflects in place leases as of June 30, 2010, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3)	Anchor tenants represent any tenant at least 20,000 square feet.

Earnings and Valuation Guidance

June 30, 2010

	Annual Guidance
($000s except per share numbers)	2008A		2009A		2010E	1Q10A	2Q10A	3Q10E

FFO / Share (for actuals please see related press release)					$2.24 - $2.34			$.54-$.59
Recurring FFO / Share					$2.30 - $2.40			$.54-$.59

Same Property - Wholly owned and Regency’s pro-rata share of co-investment partnerships:
Same property percent leased at period end		93.8%		93.1%	91.5% - 93.0%	92.7%	92.8%
Same property growth		2.6%		-6.7%	(.5)% - 1.8%	-0.3%	3.5%
Rental rate growth		10.6%		-2.7%	(3.0)% - 2.0%	1.1%	-0.1%
Percentage Rent - Consolidated Only		$4,260		$3,584	$2,000 - $2,600	$360	$263
Recovery Rate - Consolidated Only - All Properties		79.4%		73.7%	73% - 75%	75.5%	75.4%
Operating Portfolio only excluding development		83.0%		77.3%	77% - 79%	78.5%	77.2%

Investment Activity
Regency’s Additional 15% Investment in GRI JV		$0		$0	$239,718	$239,718	$0
Cap rate		0.0%		0.0%	9.6%	9.6%	0.0%

Acquisitions - consolidated		$0		$0	$18,500-$50,000	$0	$0
Cap rate		0.0%		0.0%	7% - 7.5%	0.0%	0.0%
JV Acquisitions - 3rd Party (gross $)		$121,775		$17,884	$50,000-$100,000	$30,887	$0
Cap rate		6.5%		9.3%	6.7% - 7.5%	8.9%	0.0%
REG % ownership		20%		50%	22%	25%	0%
JV Acquisitions - REG contributions (gross $)		$157,894		$133,865	$0	$0	$0
Cap rate		7.0%		8.8%	0.0%	0.0%	0.0%
REG % ownership		20%		20%	0%	0%	0%
Dispositions - (REG Pro-Rata)		$263,484		$189,509	$40,000-$75,000	$26,465	$6,200
Cap rate (average)		7.3%		8.4%	8% - 9%	9.06%	8.57%
Development starts		$176,891		$29,814	$0-$50,000	$0	$0
Development completions - net costs		$102,888		$111,257	$300,000-$335,000	$97,148	$113,105
Stabilized yield (net dev costs)		10.3%		7.9%	7.7%-8.0%	8.1%	7.4%
Completion yield (net dev costs)				7.7%	5.5%-6.0%	6.4%	5.5%
Capitalized interest on completions				$1,585	$600-$950	$378	$134
Transaction profits net of taxes*		$57,921		$27,353	$2,500-$4,500	$386	$2,580
Minority share of transaction profits		$0		$0	$0	$0	$0
Acquisition closing costs and dead deal costs	-$	15,510	-$	4,120	-$1,500 to - $2,000	-$155	-$612
Third party fees and commissions		$36,332		$30,508	$25,000-$27,000	$6,931	$6,925

* 2008A includes $19.7 million of promote income. 2009A includes $13.1 million of promote income.

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available						$69,656
NOI from in-process developments (current quarter)						$5,878
NOI from leases signed but not yet rent-paying in operating properties, including completed developments (current quarter)						$828

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Recurring FFO Guidance to Net Income

June 30, 2010

All numbers are per share except weighted average shares

Funds From Operations Guidance:	Three Months Ended September 30, 2010		Full Year 2010
Net income attributable to common stockholders	$0.03	0.08	$0.29	0.39

Adjustments to reconcile net income to FFO:
Depreciation expense and amortization	0.51	0.51	2.04	2.04
Gain on sale of operating properties	—	—	(0.09)	(0.09)

Funds From Operations	$0.54	0.59	$2.24	2.34

Adjustments to reconcile FFO to Recurring FFO:
All non-recurring items as defined below	0.00	0.00	$0.06	$0.06

Recurring Funds From Operations	$0.54	0.59	$2.30	2.40

Weighted average shares (000’s)	83,411		83,716

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income attributable to common stockholders (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary.

Regency also provides “Recurring FFO” for the purpose of excluding those items considered non-recurring that are included within FFO. Non -recurring income would include transaction profits, net, which is comprised of development and outparcel gains, and non-recurring transaction fees such as promote income, net of dead deal costs and applicable income taxes. Non-recurring expenses would include provisions for impairment, restructuring charges, losses on early debt stock extinguishments, and other significant one-time charges considered non-recurring.